                              As filed with the Commission on November 27, 2002
                                                     1933 Act File No. 33-07404
                                                     1940 Act File No. 811-4760

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                        Post-Effective Amendment No. 95 X

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                               Amendment No. 95 X

                               BT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)

Daniel O. Hirsch, Esq.                      Copies to: Burton M. Leibert, Esq.
One South Street                                       Willkie, Farr & Gallagher
Baltimore, Maryland  21202                             787 Seventh Ave
(Name and Address of Agent                             New York, New York 10019
for Service)

It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b)
[X] On November 29, 2002 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] On (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] On (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]
SCUDDER
INVESTMENTS



                 Class A Shares
Prospectus


                     November 29, 2002


                Scudder PreservationPlus Income Fund


                The Fund is designed exclusively for IRAs, 401(k)s, 403(b)s, 457s, and other similar programs.



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense]

PreservationPlus Income Fund --
Class A


                      Overview of the
                      PreservationPlus Income Fund

                      3   Goal

                      3   Core Strategy

                      3   Investment Policies and
                          Strategies

                      4   Principal Risks of Investing in
                          the Fund

                      5   Who Should Consider Investing
                          in the Fund

                      6   Total Returns, After Fees and
                          Expenses

                      8   Fees and Expenses of the Fund

                       A Detailed Look at the
                       PreservationPlus Income Fund

                       10  Objective

                       10  Strategy

                       10  Principal Investments

                       14  Investment Process

                       16  Risks

                       19  Management of the Fund

                       How to Invest in the Fund

                       26  How to Buy Shares

                       27  How to Exchange or Sell Shares

                       28  Policies You Should Know
                           About

                       39  Performance Information

                       39  Other Rights We Reserve

                       40  Understanding Distributions
                           and Taxes

                       43  Financial Highlights

Overview of the PreservationPlus Income Fund -- Class A


Goal: The Fund seeks a high level of current income while seeking to maintain a stable value per share.

Core Strategy: The Fund invests primarily in fixed income securities. The Fund also enters into contracts with financial institutions that are designed to stabilize the Fund's share value.

Investment Policies and Strategies: The Fund invests all of its assets in a master portfolio with the same investment goal as the Fund. The Fund, through the master portfolio, seeks to achieve that goal by investing in fixed income securities of varying maturities, money market instruments and futures and options (including futures and options traded on foreign exchanges, such as bond and equity indices of foreign countries). The Fund attempts to maintain a stable share value by entering into contracts, called Wrapper Agreements, with financial institutions, such as insurance companies and banks.



                         Scudder PreservationPlus Income Fund -- Class A   |  3

Principal Risks of Investing in the Fund

         Although the Fund seeks to preserve a stable share value, there are risks associated with fixed income investing. For example, the value of fixed income securities could fluctuate or fall if:

         . There is a sharp rise in interest rates.

         . An issuer's creditworthiness declines.

         . Changes in interest rates or economic downturns have a negative effect on issuers of fixed income securities or Wrapper Agreements.

         . Securities we have selected may not perform as expected.

         . A price quotation may not be readily available and the Fund may not be able to sell a security at a price that reflects our estimate of its value.

         . Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing its value on foreign investments.

         . The currency of a country in which the Fund invests may decrease in value relative to the US dollar, which could affect the value of the investment to US investors.

         . The risk that we incorrectly judge the potential risks and rewards of investing in derivatives.

         . The amount and timing of subscription and redemption activity of shareholders may affect the Fund's performance and income.

         The Fund attempts to offset these risks by entering into Wrapper Agreements. The use of Wrapper Agreements has its own risks, including:

         . The possibility of default or deterioration in the creditworthiness of a financial institution providing a Wrapper Agreement ('Wrapper Provider').

         . The inability of the Fund to obtain Wrapper Agreements covering the Fund's assets.

         . Wrapper Agreements do not typically assume the credit risk associated with the Fund's fixed income securities and other instruments.

4  |  Scudder PreservationPlus Income Fund -- Class A

Who Should Consider Investing in the Fund

         You should consider investing in the Fund if you are seeking current income higher than money market mutual funds over most time periods and to preserve the value of your investment. The Fund is offered as an alternative to short-term bond funds and as a comparable investment to stable value or guaranteed investment contract options offered in employee benefit plans.




         PreservationPlus Income Fund -- Class A offers shares only to individual retirement accounts (IRAs) and to employees investing through participant-directed employee benefit plans. IRAs include traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, simplified employee pension IRAs (SEP IRAs), savings incentive match plans for employees (SIMPLE IRAs), and Keogh plans. Read this prospectus carefully before investing. The Fund also offers other classes with different fees, expenses and investment minimums.



         You should not consider investing in the Fund if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Fund by itself does not constitute a balanced investment program.



         An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve a stable share value, it is possible to lose money by investing in the Fund.


                          Scudder PreservationPlus Income Fund -- Class A  |  5

Total Returns, After Fees and Expenses


The bar chart on this page and the table on the following page can help you evaluate the potential risks and rewards of investing in the Fund by showing the changes in the Fund's performance from year to year. Because the Class A shares are a newly offered class of shares with no performance history, the bar chart shows the actual historical performance of the PreservationPlus Income Fund Investment Class for each full calendar year since it began selling shares on December 23, 1998 (its inception date). The table compares the Fund's average annual return for the one year period and since inception ended December 31, 2001 with the Lehman 1-3 Year Government/Credit Index, the iMoneyNet First Tier Retail Money Funds Average and the Wrapped Lehman Intermediate Aggregate Income Index. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. Total returns for the Fund assume that an investor did not pay a redemption fee at the end of the periods shown. Total return reflects the expense waivers in place during the periods presented. In their absence returns would have been lower.

As of December 31, 2001, the Fund's 30-day yield was 5.46%.
--------------------------------------------------------------------------------

The Lehman 1-3 Year Government/Credit Index is a widely accepted benchmark of short-term fixed income securities. It is a total return index consisting of US Government agency securities, US Government Treasury securities and investment grade corporate debt securities with maturities of one to three years. The Wrapped Lehman Intermediate Aggregate Income Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Index and a book value wrapper agreement, at an assumed expense level of 0.20%. The Wrapped Lehman Intermediate Aggregate Income Index more closely reflects the market sector in which the Fund invests than the other Lehman index. The iMoneyNet First Tier Retail Money Funds Average provides an unweighted average return, net of fees and expenses, of all money market mutual funds that invested in non-Government securities, but the average is restricted to those money market instruments rated first tier (the top rating) by two or more nationally recognized statistical rating organizations.

The 30-day yield is a measure of the income generated by the Fund over a thirty-day period. This amount is then annualized, which means that we assume the Fund generates the same income every month for a year. The 'total return' of the Fund is the change in the value of an investment in the Fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the Fund over a given period.


Year-by-Year Returns Investment Class /1/
(each full calendar year since inception)


            [CHART]

  1999     2000    2001/2/
 -----    -----   --------
 5.99%    6.74%    6.14%


Since inception, the Fund's highest return in any calendar quarter was 1.67% (third quarter 2000) and its lowest quarterly return was 1.26% (first quarter
1999). Past performance offers no indication of how the Fund will perform in the future.


/1/ The performance of the Investment Class of the PreservationPlus Income Fund is presented because the Class A shares have no performance history. Except with respect to the impact of sales



6 | Scudder PreservationPlus Income Fund -- Class A charges and other expenses, it is expected that the future performance of Class A shares will be substantially similar to the performance of the Investment Class because the shares are invested in the same portfolio of securities. The bar chart and table do not reflect (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A shares and sales charges. If they did, returns would have been less than those shown. PreservationPlus Income Fund Investment Class shares are offered under a separate prospectus, which is available upon request.



/2/ For the year-to-date period as of September 30, 2002 the performance of the PreservationPlus Income Fund Investment Class was 3.85%.




Performance for Periods Ended December 31, 2001
Average Annual Returns
                                                               Since Inception
                                                      1 Year (December 23, 1998)
--------------------------------------------------------------------------------
PreservationPlus Income Fund -- Investment Class      6.14%         6.27%
--------------------------------------------------------------------------------
Lehman 1-3 Year Government/Credit Index/1/            8.78%         6.64%
--------------------------------------------------------------------------------
iMoneyNet First Tier Retail Money Market Funds
Average/1/                                            3.56%         4.66%
--------------------------------------------------------------------------------
Wrapped Lehman Intermediate Aggregate Income Index/1/ 6.09%         5.91%
--------------------------------------------------------------------------------


/1/ The benchmarks are calculated from December 31, 1998.


                          Scudder PreservationPlus Income Fund -- Class A  |  7

Fees and Expenses of the fund


(expenses paid from Fund assets)


The Shareholder Fees and Annual Fees and Expenses tables below describe the fees and expenses that you may pay if you buy and hold Class A Shares of PreservationPlus Income Fund.


Under normal circumstances, on shares purchased directly through the Fund's transfer agent, qualified IRA redemptions and qualified plan redemptions that are directed by plan participants are not subject to a redemption fee. All other redemptions are subject to a redemption fee of 2% on the proceeds of the redemption on any day that the 'Interest Rate Trigger' is 'active,' as described under 'Buying and Selling Fund Shares.' Shareholders who purchase through certain platforms may pay a redemption fee on qualified IRA and Plan redemptions if the Interest Rate Trigger is active. Shareholders should check with their platform's representative directly.



Shareholder Fees
(fees paid directly from your investment)                                 Class A
Maximum Sales Charge Imposed on Purchases                                  2.75%
------------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                             None/1/
------------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage of amount redeemed, as
applicable)                                                             2.00%/2/
------------------------------------------------------------------------------------
Annual Fees and Expenses
                                                                       Percentage of
                                                                       Average Daily
                                                                       Net Assets/3/
                                                                          Class A
Management Fees                                                            0.70%
------------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                                          0.25%
------------------------------------------------------------------------------------
Other Fund Operating Expenses (including a 0.25% shareholder servicing
fee)                                                                    0.92%/4/
------------------------------------------------------------------------------------
Total Fund Operating Expenses                                              1.87%
------------------------------------------------------------------------------------
Less: Fee Waivers or Expense Reimbursements                            -0.37%/5/
------------------------------------------------------------------------------------
Net Expenses                                                            1.50%/6/
------------------------------------------------------------------------------------

/1/ Purchase of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled 'Class A shares.')

/2/ The redemption fee payable to the master portfolio is designed primarily to lessen those costs associated with redemptions including transaction costs of selling securities to meet redemptions, as well as the adverse impact of such redemptions on the premiums paid for Wrapper Agreements and the yield on Wrapper Agreements. The redemption fee may also have the effect of discouraging redemptions by shareholders attempting to take advantage of short-term interest rate movements.

  The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future. Shares currently offered in this prospectus would be subject to the combination of Redemption Fee and Interest Rate Trigger described in this prospectus.


8  |  Scudder PreservationPlus Income Fund -- Class A

Expense Example. This example illustrates the expenses you would have incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same, and that you sold your shares at the end of the period. The expense example does not include a redemption fee.

You may use this hypothetical example to compare the Fund's expense history with other funds./2/ Your actual costs may be higher or lower.


Expense Example/7/





                         1 Year 3 Years 5 Years 10 Years
                          $423   $736    $1070   $2,157
                       ---------------------------------







/3/ Expenses are based on the actual expenses of the Investment Class of the PreservationPlus Income Fund because Class A shares are a new class of shares. Information on the annual operating expenses reflects the expenses of the Investment Class shares. Expenses of the Investment Class include expenses of both the Fund and the PreservationPlus Income Portfolio, the master portfolio into which PreservationPlus Income Fund invests all of its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the 'Organizational Structure' section of this prospectus.) The Advisor will reduce its fee to 0.10% of its average daily net assets with respect to the Fund's assets invested in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.


/4/ 'Other Expenses' include the annual premium rates the Fund pays for Wrapper
    Agreements.




/5/ The investment advisor and administrator have voluntarily agreed to waive their fees and reimburse expenses so that total expenses will not exceed 1.25%. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders.



/6/ The investment advisor and administrator have contractually agreed through January 31, 2010 to waive a portion of their fees and reimburse expenses including the annual premiums on Wrapper Agreements so that total expenses will not exceed 1.50%.




/7/ For the first seven years, the expense example takes into account the contractual fee waivers and reimbursements.



                          Scudder PreservationPlus Income Fund -- Class A  |  9

A Detailed Look at the PreservationPlus Income Fund --Class A


Objective

         PreservationPlus Income Fund seeks a high level of current income while seeking to maintain a stable value per share.

         The Fund invests for current income; capital appreciation is not a goal of the Fund. While we give priority to earning income and maintaining the value of the Fund's principal, we cannot offer any assurance of achieving this goal.

Strategy


         The Fund seeks current income that is higher than that of money market funds by investing in fixed income securities with varying maturities and maintaining an average portfolio duration of 2.5 to 4.5 years. In addition, the Fund enters into Wrapper Agreements designed to stabilize the Fund's share value. Wrapper Agreements are provided by financial institutions, such as insurance companies and banks. In an attempt to enhance return, the Fund also employs a global asset allocation strategy, which invests in instruments across domestic and international fixed income and currency markets.


Principal Investments

         Fixed Income Securities. The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are de-

--------------------------------------------------------------------------------

Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it is to changes in interest rates. Investors in longer-duration bonds face more risk as interest rates rise--but also are more likely to receive more income from their investment to compensate for the risk.



10  |   Scudder PreservationPlus Income Fund -- Class A
         termined by us to be of similar quality). The Fund may also invest up to 10% of its assets in high yield debt securities determined at the time of purchase (also known as junk bonds). To gain exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund), an affiliated mutual fund. If the Fund gains exposure to high yield debt securities by investing directly, the Fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the Fund gains exposure to the high yield debt securities by investing in the Scudder High Income Plus Fund, it may gain greater diversification by holding more securities of varying risks than the Fund could gain buying individual securities. The Scudder High Income Plus Fund is permitted to invest in securities of lower credit ratings than those the Fund could invest in if it makes direct purchases of high yield debt securities. The Scudder High Income Plus Fund is not rated. Additional information about the Scudder High Income Plus Fund's investment policies are included in its prospectus.

         Fixed income securities in which the Fund may invest include the following:

         . US government securities that are issued or guaranteed by the US
           Treasury, or by agencies or instrumentalities of the US government.

         . US dollar-denominated securities issued by domestic or foreign corporations, foreign governments or supranational entities.

         . US dollar-denominated asset-backed securities issued by domestic or foreign entities.

         . Mortgage pass-through securities issued by governmental and non-governmental issuers.

         . Collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage backed securities.

         . Obligations issued or guaranteed, or backed by securities issued or guaranteed, by the US government, or any of its agencies or instrumentalities, including CATS, TIGRs, TRs and zero coupon securities, which are securities consisting of either the principal component or the interest component of a US Treasury bond.

                         Scudder PreservationPlus Income Fund -- Class A  |  11

         We employ the following policies to attempt to reduce the risks involved in investing in fixed income securities:

         . We allocate assets among a diversified group of issuers.

         . We primarily invest in fixed income securities that are rated, at the time of purchase, within the top four rating categories as rated by Moody's Investors Service, Inc., Standard & Poor's Ratings Service or Fitch, another nationally recognized statistical rating organization, or, if unrated, are determined by us to be of comparable quality.

         . We target an average portfolio duration of 2.5 to 4.5 years by investing in fixed income securities with short- to intermediate-term maturities. Generally, rates of short-term investments fluctuate less than longer-term investments.


         Wrapper Agreements. The Fund enters into Wrapper Agreements with insurance companies, banks and other financial institutions. Unlike traditional fixed income portfolios, the Fund's use of Wrapper Agreements should offset substantially the price fluctuations typically associated with fixed income securities. In using Wrapper Agreements, the Fund seeks to eliminate the effect of any gains or losses on its value per share. Wrapper Agreements obligate the Wrapper Provider to maintain the book value of the Fund's fixed income securities and other instruments, (the 'Covered Assets'), up to specified amounts, under certain circumstances. As an example, if the Fund sells securities to meet shareholder redemptions and the market value (plus accrued interest) of those securities is less than their book value, the Wrapper Provider may become obligated to pay the difference to the Fund. On the other hand, if the Fund sells securities and the market value (plus accrued interest) is more than the book value, the Fund may become obligated to pay the differ-


--------------------------------------------------------------------------------

Maturity measures the time remaining until an issuer must repay a bond's principal in full.

Book value of the Covered Assets is generally their purchase price, plus interest accrued at the crediting rate, less any adjustments for deposits or withdraws or for defaulted or impaired securities (as specified in the Wrapper Agreements).


The Crediting Rate:

.. Is the anticipated yield, or an index-based approximation thereof, on the Covered Assets adjusted for amortization of the difference between the book value and the market value of the Covered Assets; and.

.. Is a significant component of the Fund's yield.

12 | Scudder PreservationPlus Income Fund -- Class A ence to the Wrapper Provider. The circumstances under which payments are made and the timing of payments between the Fund and the Wrapper Provider vary. More than one Wrapper Provider provides coverage with respect to the same securities and pays, when applicable, based on the pro rata portion of the Fund's assets that it covers.

         We employ the following policies to attempt to reduce the risks involved in using Wrapper Agreements:

         . We enter into Wrapper Agreements with multiple issuers, each of which, at the time of purchase, has received a high quality rating.

         . We monitor, on a continual basis, the financial well-being of the issuers of the securities in which the Fund invests and the Wrapper Providers providing Wrapper Agreements to the Fund.

         Generally, unless the Wrapper Agreement requires the sale of a security that has been downgraded below a specified rating, the Fund is not required to dispose of any security or Wrapper Agreement whose issuer's rating has been downgraded.

         Short-Term Investments. The Fund will also invest in short-term investments, including money market mutual funds, to meet shareholder withdrawals and other liquidity needs. These short-term investments, such as commercial paper and certificates of deposit, will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, are determined by us to be of similar quality.

         Derivative Instruments. The Fund may invest in various instruments commonly known as 'derivatives' to increase its exposure to certain groups of securities. The derivatives that the Fund may use include futures contracts, options on futures contracts and forward contracts. The Fund may use derivatives to keep cash on hand to meet shareholder redemptions, as a hedging strategy to maintain a

--------------------------------------------------------------------------------


A high quality rating means an issuer is rated within the top two long-term ratings categories by a nationally recognized statistical rating organization.

Futures contracts, options on futures contracts and forward contracts are commonly used for traditional hedging purposes to attempt to protect an investor from the risks of changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities.


                         Scudder PreservationPlus Income Fund -- Class A | 13 specific portfolio duration, or to protect against market risk. When employing the global asset allocation strategy, the Fund may use derivatives for leveraging, which is a way to attempt to enhance returns. We will only use these instruments if we believe that their return potential more than compensates for the extra risks associated with using them.

         Other Investments. The Fund may also invest in and utilize the following investments and investment techniques and practices: Rule 144A securities, to be announced (TBA) securities, when-issued and delayed delivery securities, repurchase agreements, reverse repurchase agreements and dollar rolls.

Investment Process

         The Fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment grade fixed income markets. The investment process focuses on a top-down approach, first focused on the sector allocations, then using relative value analysis to select the best securities within each sector. To select securities, we analyze such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds. Recently, the Fund has had a low portfolio turnover rate.


         The Fund also enters into Wrapper Agreements, which seek to offset price fluctuations of the Covered Assets and, as a result, provide a stable value per share for the Fund. A primary emphasis is placed on assessing the credit quality of financial institutions that may provide a Wrapper Agreement to the Fund. We perform proprietary credit analysis on a large universe of issuers. We actively manage the negotiation and maintenance of these Wrapper Agreements.



         The global asset allocation strategy attempts to enhance long-term returns and manage risk by responding effectively to changes in global markets using instruments including but not limited to futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates investments in instruments across domestic and international fixed income and currency markets.



--------------------------------------------------------------------------------

Portfolio Turnover. The portfolio turnover rate measures the frequency that the master portfolio sells and replaces the securities it holds within a given period.


14  |  Scudder PreservationPlus Income Fund -- Class A

         In implementing the global asset allocation strategy, the Fund invests in options and futures based on any type of security or index including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.


         The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the US dollar. Successful implementation of the global asset allocation strategy depends on our judgment as to the potential risks and rewards of implementing the different types of strategies.


         Temporary Defensive Position. We may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or market events. We may invest up to 100% of the Fund's assets in short-term obligations within one of the top two investment grade ratings, if the situation warranted. These short-term obligations may not be covered by a Wrapper Agreement. During any period in which such a position is adopted, the Fund may not meet its goal of a high level of current income or a stable net asset value.



                         Scudder PreservationPlus Income Fund -- Class A  |  15

Risks

         Below we set forth some of the prominent risks associated with fixed income investing, the use of Wrapper Agreements, as well as the risks of investing in general. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.

         Primary risks

         Interest Rate Risk. All debt securities face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise (and increase in value when interest rates fall).

         Credit Risk. An investor purchasing a fixed income security faces the risk that the value of the security may decline because the creditworthiness of the issuer may decline or the issuer may fail to make timely payment of interest or principal.

         Wrapper Agreement Risk. Although the Fund uses Wrapper Agreements to attempt to maintain a stable value per share, there are risks associated with the Wrapper Agreements, including:

         . A Wrapper Provider could default, which could cause the Fund's share price to fluctuate and could result in losses for investors in the Fund.

         . The Wrapper Agreements may require the Fund to maintain a certain percentage of its assets in short-term investments. This could result in a lower return than if the Fund invested those assets in longer-term securities. The Fund may elect not to cover a fixed income security with a remaining maturity of 60 days or less, cash or short-term investments with Wrapper Agreements.

         . The Wrapper Agreements generally do not protect the Fund from loss caused by a fixed income security issuer's default on principal or interest payments.

         . The Fund may not be able to obtain Wrapper Agreements to cover all of its assets.

         . If a Wrapper Provider is unable to make timely payments or its creditworthiness has significantly deteriorated, the Fund's Board may determine the fair value of that Wrapper Agreement may not

16  |  Scudder PreservationPlus Income Fund -- Class A
           equal the difference between the book value and the market value, which could cause the Fund's share price to fluctuate.

         . Compared to investing in a traditional fixed income fund, the Fund trades the potential for capital appreciation and some yield for protection from a decline in the value of its holdings caused by changes in interest rates.

         Prepayment Risk. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. Thus, prepayment may reduce the Fund's income. There is a greater risk that the Fund will lose money due to prepayment risk because the Fund invests in mortgage-related securities.

         Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

         Security Selection Risk. While the Fund invests in short- to intermediate-term securities, which by nature are relatively stable investments, the risk remains that the securities we have selected will not perform as expected. This could cause the Fund's returns to lag behind those of money market funds.

         Liquidity Risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. Because there is no active trading market for Wrapper Agreements, the Fund's investments in the Wrapper Agreements are considered illiquid. The Fund limits its investments in illiquid securities, including Wrapper Agreements, to 15% of net assets.

         Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth under procedures adopted by the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.

                         Scudder PreservationPlus Income Fund -- Class A  |  17

         According to the procedures adopted by the Board of Trustees, the fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreements. If the Board of Trustees determines that a Wrapper Agreement should not be valued this way, the net asset value of the Fund could fluctuate.

         Derivative Risk. Derivatives are more volatile and less liquid than traditional fixed income securities. Risks associated with derivatives include:

         . the derivative may not fully offset the underlying positions;

         . the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

         . the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

         The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

         If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than other investments.

         Foreign Investment Risk. To the extent that the Fund invests in securities traded on exchanges outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Since the 'numbers' themselves sometimes mean different things, we devote much of our research effort to understanding and assessing the impact of these differences upon a company's financial condition. Finally, the currency of the country in which the Fund has invested could decline

18 | Scudder PreservationPlus Income Fund -- Class A relative to the value of the US dollar, which would decrease the value of the investment to US investors.

         Secondary risk

         Lower Rated Securities. The Fund may invest in debt securities rated in the fifth and sixth long-term ratings categories directly or through the Scudder High Income Plus Fund. The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the lower-rated securities are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures adopted by the Board of Trustees. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the availability of outside pricing services to value lower-rated debt securities and the Fund's ability to dispose of these securities. Since the risk of default is higher for lower-rated securities, our research and credit analysis are an especially important part of managing securities of this type.

         In considering investments for the Fund, we attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. Our analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Management of the Fund

         Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

         Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all of the Fund's activities on their behalf.

                         Scudder PreservationPlus Income Fund -- Class A  |  19

         Investment Advisor. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. ('DeAM, Inc.'), with headquarters at 280 Park Avenue, New York, NY 10017, acts as the Fund's investment advisor. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The investment advisor received a fee of 0.51%, after waivers, of the Fund's average daily net assets for its services in the last fiscal year. The investment advisor waived a portion of its fee during the period.


         As of June 30, 2002, DeAM, Inc. had total assets under management of approximately $97.6 billion. As of June 30, 2002, DeAM, Inc. managed approximately $978 million in stable value assets.

         Deutsche Bank AG, an international commercial and investment banking group, is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         Portfolio managers

         The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

         Eric Kirsch, CFA

         . Managing Director of the investment advisor.

         . Portfolio Manager of the master portfolio since its inception.

         . Joined the investment advisor in 1980.

         . Head of North America Fixed Income.

         Louis R. D'Arienzo

         . Director of the investment advisor.

         . Portfolio Manager of the fixed income portion of the master portfolio since its inception.

20  |  Scudder PreservationPlus Income Fund -- Class A

         . Joined the investment advisor in 1981.

         . Portfolio Manager in the Specialty Fixed Income investment group.

         John D. Axtell

         . Managing Director of the investment advisor.

         . Portfolio Manager overseeing the Wrapper Agreements in the master portfolio since its inception.

         . Joined the investment advisor in 1990.

         . Head of the Stable Value Management Group.


         Other Services. Investment Company Capital Corporation ('ICCC') provides administrative services--such as portfolio accounting, legal services and others--for the Fund. ICCC also serves as the Fund's transfer agent ('Transfer Agent').


         In addition, ICCC--or your service agent--performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

         . keeping accurate, up-to-date records for your individual Fund account;

         . implementing any changes you wish to make in your account information;

         . processing your requests for cash dividends and distributions from the Fund;

         . answering your questions on the Fund's investment performance or administration;

         . sending proxy reports and updated prospectus information to you; and

         . collecting your executed proxies.

         Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with ICCC. Service agents may charge additional fees to investors only for those services not otherwise included in the ICCC servicing agreement, such as cash management, or special trust or retirement-investment reporting.

                         Scudder PreservationPlus Income Fund -- Class A  |  21

         Organizational Structure. The Fund is a 'feeder fund' that invests all of its assets in a 'master portfolio,' the PreservationPlus Income Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by DeAM, Inc.

         The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholders' best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio or take other action.




22  |  Scudder PreservationPlus Income Fund -- Class A

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your securities dealer or service agent or a representative of your workplace retirement plan or other investment provider ('service agent').

                         Scudder PreservationPlus Income Fund -- Class A  |  23

         Class A shares

         Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

         Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year.

         Class A shares have a sales charge that varies with the amount you invest:

                                         Sales charge as a
                                        percent of your net
                   Your investment          investment
                   ------------------------------------------
                   Up to $100,000              2.75%
                   ------------------------------------------
                   $100,000-$249,999           2.50%
                   ------------------------------------------
                   $250,000-$499,999           2.00%
                   ------------------------------------------
                   $500,000-$999,999           1.50%
                   ------------------------------------------
                   $1 million or more See below and next page
                   ------------------------------------------

         You may be able to lower your Class A sales charges if:

         . You plan to invest at least $100,000 over the next 24 months
           ('letter of intent')

         . The amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $100,000 ('cumulative discount')

         . You are investing a total of $100,000 or more in several funds at once ('combined purchases')

         The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to 'move' your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your service agent.

         You may be able to buy Class A shares without sales charges when you are:

         . reinvesting dividends or distributions

         . investing through certain workplace retirement plans

24  |  Scudder PreservationPlus Income Fund -- Class A

         . participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

         . exchanging an investment in Class A Shares of another fund for an investment in the Fund unless the Fund has a higher sales load in which case you would be required to pay the difference

         . a current or former director or trustee of the Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your service agent or the Transfer Agent can answer your questions and help you determine if you are eligible.

         If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ('Large Order NAV Purchase Privilege'). This CDSC is waived under certain circumstances (see 'Policies You Should Know About'). Your service agent or the Transfer Agent can answer your questions and help you determine if you're eligible.

                         Scudder PreservationPlus Income Fund -- Class A  |  25

How to Buy Shares

First investment                            Additional investments
---------------------------------------------------------------------------------------
$500 or more                                $50 or more
                                            $50 or more with an Automatic
                                            Investment Plan
---------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent using the       .Contact your service agent using the
 method that's most convenient for you       method that's most convenient for you
---------------------------------------------------------------------------------------
By mail or express mail (see below)
..Fill out and sign an application           .Send a check made out to 'Scudder
..Send it to us at the appropriate address,   Funds' and a Scudder investment slip to
 along with an investment check              us at the appropriate address below
                                            .If you don't have an investment slip,
                                             simply include a letter with your name,
                                             account number, the full name of the
                                             fund and the share class and your
                                             investment instructions
---------------------------------------------------------------------------------------
By wire
..Call (800) 621-1048 for instructions       .Call (800) 621-1048 for instructions
                                             (minimum $50)
---------------------------------------------------------------------------------------
By phone
not available                               .Call (800) 621-1048 for instructions
---------------------------------------------------------------------------------------
With an automatic investment plan
not available                               .To set up regular investments from a
                                             bank checking account, call
                                             (800) 621-1048 (minimum $50)
---------------------------------------------------------------------------------------
On the Internet
not available                               .Go to www.scudder.com and register
                                            .Follow the instructions for buying shares
                                             with money from your bank account
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:
First Investment: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Investment Company Capital Corporation, c/o Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154
Express, registered or certified mail:
Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005
Fax number: (800) 821-6234 (for exchanging and selling only)


26  |  Scudder PreservationPlus Income Fund -- Class A

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account. When the Interest Rate Trigger (as explained in the 'Interest Rate Trigger' section) is active, exchanges or redemptions that are not qualified IRA redemptions or Qualified Plan redemptions as described in the 'Redeeming Shares' section, will be subject to the 2% redemption fee.

Exchanging into another fund                 Selling shares
-----------------------------------------------------------------------------------------
$500 or more to open a new IRA account       Some transactions, including most for over
$50 or more for exchanges between            $100,000, can only be ordered in writing
existing accounts                            with a signature guarantee; if you're in
                                             doubt, see page 38
-----------------------------------------------------------------------------------------
Through a service agent
..Contact your service agent by the           .Contact your service agent by the
 method that's most convenient for you        method that's most convenient for you
-----------------------------------------------------------------------------------------
By phone or wire
..Call (800) 621-1048 for instructions        .Call (800) 621-1048 for instructions
-----------------------------------------------------------------------------------------
By mail, express mail or fax
(see previous page)                          Write a letter that includes:
Write a letter that includes:                .the fund, class and account number from
..the fund, class and account number you're    which you want to sell shares
 exchanging out of                           .the dollar amount or number of shares
..the dollar amount or number of shares you    you want to sell
 want to exchange                            .your name(s), signature(s) and address, as
..the name and class of the fund you want to   they appear on your account
 exchange into                               .a daytime telephone number
..your name(s), signature(s) and address, as
 they appear on your account
..a daytime telephone number
-----------------------------------------------------------------------------------------
With an automatic exchange plan
..To set up regular exchanges from a fund     not available
 account, call (800) 621-1048
-----------------------------------------------------------------------------------------
With an automatic withdrawal plan
not applicable                               .To set up regular cash payments from a
                                              fund account, call (800) 621-1048
                                              (minimum $50)
-----------------------------------------------------------------------------------------
On the Internet
..Go to www.scudder.com and register          not available
..Follow the instructions for making on-line
 exchanges
-----------------------------------------------------------------------------------------


                         Scudder PreservationPlus Income Fund -- Class A  |  27

Policies You Should Know About

         Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through service agents.

         If you are investing through a service agent, check the materials you received from them. The service agent may have procedures that differ in certain respects from those described here, and an investor should consult with the service agent whenever a question arises. Please note that a service agent may charge fees separate from those charged by the Fund.

         In either case, keep in mind that the information in this prospectus applies only to the Fund's Class A shares. The Fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

         It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds. Qualified individuals will be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts.


28  |  Scudder PreservationPlus Income Fund -- Class A

         IRAs

         Purchasing Shares. Please contact your IRA service agent for information on purchasing shares. If you established your IRA with Scudder mutual funds, you may purchase additional shares by contacting the Transfer Agent.

         Redeeming Shares. All redemption requests must be made in writing and must include the reason you are selling your shares. Call the Transfer Agent at 1-800-621-1048 or your service agent to request a redemption form. When the Interest Rate Trigger (as explained in the 'Interest Rate Trigger' section) is active, redemptions that are not qualified IRA redemptions, as described in the next section, will be subject to the 2% redemption fee. Therefore, it is important to consult with your IRA service agent and/or a professional tax advisor regarding the terms, conditions and tax consequences of withdrawal of IRAs. If you purchase shares directly from the Fund and your redemption is a qualified IRA redemption you will not pay a redemption fee even if the Interest Rate Trigger is 'active'. Generally, qualified IRA redemptions are those made solely for a distribution from an IRA owner's account that is not subject to an IRS penalty tax and are not later transferred to a different IRA account. Examples of qualified IRA redemptions are those made for a distribution from the account of an IRA owner:

         . Who is over the age of 59 1/2;

         . Who is deceased;

         . Who has become disabled;

         . Who has elected to take a steady stream of distributions over their life expectancy;

         . Who is using the proceeds for education expenses; or

         . Who will use the proceeds of the distribution for the first time purchase of a home, unreimbursed medical expenses, medical insurance, for a qualified domestic relations order, etc.

                         Scudder PreservationPlus Income Fund -- Class A  |  29

         Certain redemptions that are not considered qualified IRA redemptions include those that result in:

         . an exchange to an alternative investment within the IRA owners account (regardless of age);

         . a trust-to-trust transfer or rollover, unless the IRA owner continues the investment of the transferred amount in the Fund; or

         . a distribution from the IRA owner's account that will be subject to an IRS penalty tax.

         We may request supporting documentation to verify that a requested redemption is qualified.

         For complete information, please contact your IRA service agent.

         Shareholders who purchase through certain mutual fund supermarkets or other intermediary 'platforms' will be charged the redemption fee for both qualified and non-qualified redemptions if the Interest Rate Trigger is 'active'. You should consult with your platform representative to determine whether the redemption fee is applicable to your shares.

         Participant-directed plans

         Purchasing Shares. You must contact your plan administrator for information on how to purchase shares. Your plan may have specific provisions with respect to the timing and method of share purchases, exchanges and redemptions by its participants. Plan administrators and fiduciaries should call 1-800-621-1048 for information regarding a plan's account with the Fund.

--------------------------------------------------------------------------------

Alternative investment is any other investment fund, vehicle, security or instrument.

IRS penalty tax is a penalty tax (typically 10%) imposed under the Internal Revenue Code on certain distributions from an IRA owner's account.

30  |  Scudder PreservationPlus Income Fund -- Class A

         Redeeming Shares. You must contact your plan administrator for information on how to redeem shares. Generally, there will be no redemption fee assessed for Qualified Plan Redemptions. Some examples of these are:


         . Redemptions resulting from the plan participant's death, disability, retirement or termination of employment;


         . Redemptions to fund loans to, or 'in service' withdrawals by, a plan participant;




         . Transfers to other investment options within plans that do not offer a competing fund; and

         . Transfers to other non-competing investment options within plans that do offer a competing fund if the plan requires a three month equity wash.

         All other redemptions of shares will be subject to the 2% redemption fee, if the Interest Rate Trigger is active.

         The Fund reserves the right to require written verification of whether a redemption request is for a qualified plan redemption in accordance with plan provisions and to establish the authenticity of this information before processing a redemption request. Normally, the Fund will make payment for all shares redeemed within one business day after a request is received. In no event will payment be made more than seven calendar days after receipt of a redemption request in good order.

         The value of shares at the time of redemption may be more or less than the plan participant's cost at the time of purchase, depending upon the then-current market value of the Fund's assets (its interest in the master portfolio). Plan participants should consult with their plan administrator and/or professional tax advisor with respect to the

--------------------------------------------------------------------------------

Qualified Plan Redemptions are those participant-directed redemptions in accordance with plan provisions not subject to an IRS penalty tax assessment.

Competing funds are any fixed income investment options with a targeted average duration of three years or less, or any investment option that seeks to maintain a stable value per unit or share, including money market funds.


Three month equity wash requires a plan participant transferring from the Fund to a non-competing fund to remain in the non-competing fund for 3 months before transferring to the competing fund.

                         Scudder PreservationPlus Income Fund -- Class A | 31 terms and conditions for withdrawal from, or redemption of their interests in, their plan.

         Interest rate trigger

         Qualified IRA redemptions and qualified plan redemptions (as described above) are not subject to the redemption fee at any time, except as noted above for investments made through certain platforms. All other redemptions are subject to the redemption fee, in the amount of 2%, on the proceeds of such redemptions of shares by shareholders on any day that the 'Interest Rate Trigger' (as described below) is 'active,' and not subject to those charges on days that the Interest Rate Trigger is 'inactive.' The Interest Rate Trigger is active on any day when, as of the preceding day, the 'Reference Index Yield' exceeds the sum of the 'Annual Effective Yield' of the PreservationPlus Income Portfolio plus 1.55%. The Reference Index Yield on any determination date is the previous day's closing 'Yield to Worst' on the Lehman Brothers Intermediate Treasury Bond Index(R). The status of the Interest Rate Trigger will either be 'active' or 'inactive' on any day, and shall be determined on every day that the NAV is calculated for the Fund. Once the Interest Rate Trigger is active, it remains active every day until the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%, at which time the Interest Rate Trigger becomes inactive on the following day and remains inactive every day thereafter until it becomes active again. An example of when and how the redemption fee will apply to the redemption of shares follows.

         The Annual Effective Yield of the Portfolio is intended to represent one day's investment income expressed as an annualized yield and compounded annually. The Annual Effective Yield of the Portfolio shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day:

         [1 + (Previous Day's Dividend Factor / NAV Per Share) ^365]-1

         Please note that the annual effective yield of the Fund will be lower than the annual effective yield of the Portfolio because the Portfolio's expenses are lower than the Fund's.

         A shareholder is considering submitting a request for a redemption other than a qualified IRA redemption or a qualified plan redemption to the Fund on March 2nd in the amount of $5,000. Assume that the Reference Index Yield is 8.65% as of the close of

32 | Scudder PreservationPlus Income Fund -- Class A business on March 1st and the Annual Effective Yield of the Portfolio is 6.20% as of that date. The Annual Effective Yield of the Portfolio plus 1.55% equals 7.75%. Since this is less than the Reference Index Yield of 8.65%, the Interest Rate Trigger is active. Thus, the net redemption proceeds to the shareholder will be $4,900. The redemption fee will continue to apply to all redemptions that are not qualified IRA redemptions or qualified plan redemptions until the day after the Reference Index Yield is less than the sum of the Annual Effective Yield of the Portfolio plus 1.30%.

         (Please note that this example does not take into consideration an individual shareholder's tax situation or tax consequences including, without limitation, any withholding taxes that may apply on purchases through platforms.)

         The amount of, and method of applying, the Redemption Fee, including the operation of the Interest Rate Trigger, may be changed in the future.

         You can obtain information regarding when the Interest Rate Trigger is active, as well as the Annual Effective Yield of the Portfolio and the Reference Index Yield by calling 1-800-621-1048 or your service agent.


                         Scudder PreservationPlus Income Fund -- Class A  |  33

         Policies about transactions

         The Fund is open for business each day the New York Stock Exchange is open. The Fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 pm (Eastern time), but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

         You can place an order to buy or sell shares at any time that the Fund is open for business. Once your order is received by the Transfer Agent, and they have determined that it is in 'good order,' it will be processed at the next share price calculated.

         Because orders placed through service agents must be forwarded to the Transfer Agent before they can be processed, you'll need to allow extra time. A representative of your service agent should be able to tell you when your order will be processed. It is the responsibility of your service agent to forward your order to the Transfer Agent in a timely manner. Contact your service agent if you have a dispute as to when your order was actually received by the Transfer Agent.

         ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.


34  |  Scudder PreservationPlus Income Fund -- Class A

         Telephone transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting the Transfer Agent at a later date.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 pm (Eastern time) the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a Fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

         The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The Fund can only send wires of $1,000 or more and accept wires of $50 or more.

         Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day but the proceeds could be delayed for up to seven calendar days. However, the payment of redemption proceeds and the processing of exchanges for shares recently purchased by check or through ACH purchase may be delayed for up to 10 calendar days.

         The Fund and its service providers reserve the right, from time to time in their sole discretion, to change the investment minimums.


                         Scudder PreservationPlus Income Fund -- Class A  |  35

         We do not issue share certificates.

         You may have difficulty contacting the Transfer Agent by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Transfer Agent by telephone, you should make your request by mail.

         The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of 'market timing' or other frequent purchases and sales. In addition, for exchange requests, we may require a shareholder to own shares of a Fund for 15 days before we process the purchase order for the other fund if we believe the shareholder's exchanges coincide with a 'market timing' strategy. We may also reject or limit purchase orders for these or other reasons.

         When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature--a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.


36  |  Scudder PreservationPlus Income Fund -- Class A

         Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Transfer Agent for more information.

         When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for--whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Fund into another don't affect CDSCs: for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.




         You may be exempt from a CDSC for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the Fund's distributor, that the dealer waives the applicable commission.



                         Scudder PreservationPlus Income Fund -- Class A  |  37

         If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the 'reinstatement feature.' With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact the Transfer Agent or your service agent.

         Account statements: We or your service agent will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

         How the Funds calculate share price

         The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on www.scudder.com.

--------------------------------------------------------------------------------

Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the NYSE closes early, the Fund will calculate its NAV at the time of closing.



38  |  Scudder PreservationPlus Income Fund -- Class A

         The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, a Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees. In such a case, a Fund's value for a security is likely to be different from the last quoted market prices.

         Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Then price changes may ultimately affect the price of Fund shares the next time a Fund calculates its net asset value.


         According to the procedures adopted by the Board of Trustees, the Fair value of the Wrapper Agreements generally will equal the difference between the book value and the market value (plus accrued interest) of the Fund's assets. In determining fair value, the Board will consider the creditworthiness and ability of a Wrapper provider to pay amounts due under the Wrapper Agreements.


Performance Information

         The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.

Other Rights We Reserve

         You should be aware that we may do any of the following:

         . withdraw or suspend the offering of shares at any time


                         Scudder PreservationPlus Income Fund -- Class A  |  39

         . withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


         . reject a new account application if you don't provide a correct
           Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

         . redeem your shares or close your account on 60 days' notice if it fails to meet the minimum account balance of $1,000 for any reason other than a change in market value

         . pay you for shares you sell by 'redeeming in kind,' that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the funds generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

         . change, add or withdraw various services, fees and account policies
           (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A Fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A Fund may not always pay a distribution for a given period.


         Income dividends for the Fund are declared daily and paid monthly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.


         The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or


40 | Scudder PreservationPlus Income Fund -- Class A excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash, and even if a portion of the distribution represents a return of your purchase price.


         On occasion, the dividends the Fund distributes may differ from the income the Fund earns. When the Fund's Income exceeds the amount distributed to shareholders, the Fund may make an additional distribution. When an additional distribution is necessary, the Board of Trustees may declare a reverse stock split to occur at the same time the additional distribution is made. Making the additional distribution simultaneously with the reverse stock split will minimize fluctuations in the net asset value of the Fund's shares.



         A reverse stock split resolves the number of total shares the Fund has outstanding. The market value of the shares will be the same after the stock split as before the split, but each share will be worth more.


         You can choose how to receive your dividends and distributions. You can have them automatically reinvested in Fund shares (at NAV) or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges in the same class of shares you hold. For retirement plans, reinvestment is the only option.

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

         The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

         If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions if any are paid the previous year. You may owe taxes


                         Scudder PreservationPlus Income Fund -- Class A | 41 whether you receive cash or choose to have dividends and distributions reinvested.

         Dividends and distributions usually have the following tax status:

         Transaction                            Tax status
         Income dividends                       Ordinary income
         --------------------------------------------------------------
         Short-term capital gain distributions* Ordinary income
         --------------------------------------------------------------
         Long-term capital gain distributions*  Long-term capital gains
         --------------------------------------------------------------

         * Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

         The Fund intends to distribute tax-exempt interest it earns as exempt-interest dividends, which are excluded from gross income for federal income tax purposes, but may be subject to alternative minimum tax and state and local income tax. Their distributions from other sources, if any, would be taxable as described above.

         If more than 50% of the Fund's total assets at the end of the fiscal year are invested in foreign securities, the Fund may elect to pass-through to you your pro-rata share of foreign taxes paid by the Fund which you must then include in your income. If so, the Fund will provide you with the necessary information to allow you to determine the amount of your credit (or deduction) for foreign taxes on your US federal income tax return.

         In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Scudder fund) is generally a taxable transaction for you:

    Transaction                              Tax status
    Your sale of shares owned for more than  Generally, long-term capital
    one year                                 gains or losses
    ------------------------------------------------------------------------
    Your sale of shares owned for one year   Generally, short-term capital
    or less                                  gains or losses; losses subject
                                             to special rules
    ------------------------------------------------------------------------

         Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends and distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of the given year are taxed in that year, even though you may not receive the money until the following January.


42  |  Scudder PreservationPlus Income Fund -- Class A

Financial Highlights



The performance of the Investment Class of the PreservationPlus Income Fund is presented because the Class A Shares have no performance history. Except with respect to the impact of sales charges, and other expenses, is expected that the future performance of Class A shares will be substantially similar to the performance of the Investment Class because the shares are invested in the same portfolio of securities. Class A shares will have lower performance.



The table below provides a picture of the PreservationPlus Income Fund-Investment Class's financial performance since its inception. The information selected reflects financial results for a single Fund share. The total returns in the table represents the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP (except for the six month period end March 30, 2002) whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Transfer Agent at 1-800-621-1048.


                                               For the                For the Period
                                                 Six                   December 23,
                                               Months   For the Years    1998/1/
                                                Ended       Ended        through
                                              March 30, September 30, September 30,
                                               2002/7/   2001   2000       1999

Per share operating performance:
------------------------------------------------------------------------------------
Net asset value, beginning of period            $10.00  $10.00 $10.00       $10.00
------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------
Net investment income                             0.27    0.62   0.65         0.44
------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------
Net investment income                           (0.27)  (0.62) (0.65)       (0.44)
------------------------------------------------------------------------------------
Net asset value, end of period                  $10.00  $10.00 $10.00       $10.00
------------------------------------------------------------------------------------
Total investment return/2/                       2.76%   6.38%  6.65%     4.46%/3/
------------------------------------------------------------------------------------

Supplemental data and ratios:
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)       $84,000  $9,870   $219         $118
------------------------------------------------------------------------------------
Ratios to average net assets:
------------------------------------------------------------------------------------
Net investment income                         5.40%/4/   5.84%  6.52%     5.85%/4/
------------------------------------------------------------------------------------
Expenses after waivers, including expenses of
the PreservationPlus Income Portfolio         1.00%/4/   1.00%  1.00%     0.89%/4/
------------------------------------------------------------------------------------
Expenses before waivers, including expenses
of the PreservationPlus Income Portfolio      2.60%/4/   3.00% 34.37%   228.00%/4/
------------------------------------------------------------------------------------
Portfolio turnover rate/5/                        .33%     13%  0%/6/         149%
------------------------------------------------------------------------------------


/1/ Commencement of operations.
/2/ Total returns for the Fund assumes that an investor did not pay a redemption fee at the end of the periods shown.
/3/ Return is not annualized.
/4/ Annualized.
/5/ The Portfolio turnover rate is the turnover rate for the master portfolio into which the Fund invests all of its assets.
/6/ Less than 1%.

/7/ Unaudited.





                         Scudder PreservationPlus Income Fund -- Class A  |  43

To Get More Information

Shareholder reports--These include commentary from the Fund's management team about recent market conditions and the effects of the Fund's strategies on its performance. They also have detailed performance figures, a list of everything the Fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI)--This tells you more about the Fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the Fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the Fund, including the Fund's SAI, at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.


Scudder Investments
---------------------------------------------------------
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
(800) 621-1048

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808
www.scudder.com
e-mail info@scudder.com
Tel (800) 621-1048

[LOGO]
SCUDDER
INVESTMENTS


[GRAPHIC]
A Member of Deutsche Asset Management

SEC

Public Reference Section
Washington, DC 20549-0102
www.sec.gov
(202) 942-8090


PreservationPlus Income CUSIP#
Fund--
Class A Shares          055.922.447
BT Investment Funds
                        811-4760




  [GRAPHIC]   Printed on recycled paper.  (11/29/02) SPIF-1

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                               November 29, 2002


BT Investment Funds
PreservationPlus Income Fund

Investment Class Shares
Class A Shares



PreservationPlus Income Fund (the 'Fund') is a separate series of BT Investment Funds (the 'Trust'), an open-end, management investment company (mutual fund) offering shares of the Fund ('Shares') as described herein.


As described in the Fund's Prospectus, the Fund seeks to achieve its investment objective by investing all its net investable assets (the 'assets') in PreservationPlus Income Portfolio (the 'Portfolio'), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio is a separate series of BT Investment Portfolio, a New York master trust fund (the 'Portfolio Trust'). Deutsche Asset Management Inc. ('DeAM, Inc.') is the Portfolio's investment advisor ('Advisor').

The Fund offers two Classes of Shares, Investment Class Shares and Class A Shares. Shares of the Fund are sold by Scudder Distributors Inc., the Fund's distributor ('SDI' or the 'Distributor'), solely to individual retirement accounts as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the 'Code'), including 'SIMPLE IRAs' and 'SEP IRAs', Roth IRAs as defined in Section 408A of the Code, education individual retirement accounts as defined in Section 530 of the Code and 'Keogh Plans' (sometimes collectively referred to herein as 'IRAs'), and to employees investing through participant-directed employee benefit plans (each a 'Plan' and together 'Plans'). Shares are offered to Plans either directly, or through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans. Shares are also available to employee benefit plans that invest in the Fund through an omnibus account or similar arrangement.

The Fund's Investment Class Shares' Prospectus (the 'Prospectus') is dated January 28, 2002. The Fund's Class A Shares' Prospectus is dated November 29, 2002. The Prospectuses provide the basic information investors should know before investing and may be obtained without charge by calling the Trust at the telephone number listed below. This Statement of Additional Information ('SAI'), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and the Portfolio and should be read in conjunction with the Prospectus. This SAI is not an offer by the Fund to an investor that has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Prospectus. The Fund's and Portfolio's financial statements for the Fund's semi annual report dated March 31, 2002 and annual report for the fiscal year ended September 30, 2001, are incorporated herein by reference to the Semi and Annual Reports to shareholders dated March 31, 2002 and September 30, 2001 . A copy of the Fund's and Portfolio's Semi-Annual and Annual Report may be obtained without charge by calling the Fund at the toll-free number 1-800-621-1048.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ...............................................         1
   Investment Objective .......................................................................         1
   Investment Policies ........................................................................         1
   Derivative Securities ......................................................................        21
   Rating Services ............................................................................        38
   Investment Restrictions ....................................................................        38
   Portfolio Transactions and Brokerage Commissions ...........................................        40
PERFORMANCE INFORMATION .......................................................................        42
   Standard Performance Information ...........................................................        42
   Comparison of Fund Performance .............................................................        45
ECONOMIC AND MARKET INFORMATION ...............................................................        45
OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS .......................................        48
   Types of Individual Retirement Accounts ....................................................        48
OWNERSHIP OF SHARES THROUGH PLANS .............................................................        50
   Qualified Redemptions ......................................................................        51
   Traditional IRAs, SEP-IRAs and SIMPLE IRAs .................................................        52
   Roth IRAs ..................................................................................        53
   Keogh Plans ................................................................................        53
   Coverdell Education Savings Accounts IRAs ..................................................        54
MANAGEMENT OF THE TRUSTS ......................................................................        54
   Investment Advisor .........................................................................        63
   Administrator ..............................................................................        64
   Distributor ................................................................................        65
   Service Agent ..............................................................................        65
   Counsel and Independent Auditors ...........................................................        65
ORGANIZATION OF THE TRUST .....................................................................        65
TAXATION ......................................................................................        66
   Taxation of The Fund .......................................................................        66
   Taxation of The Portfolio ..................................................................        67
   Sale of Shares .............................................................................        69
   Other Taxation .............................................................................        69
   Foreign Withholding Taxes ..................................................................        70
APPENDIX ......................................................................................        71

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The Fund seeks a high level of current income while seeking to maintain a stable value per share. There can, of course, be no assurance that the Fund will achieve its investment objective.

                               Investment Policies

The Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio. The Trust may withdraw the Fund's investment from the Portfolio at any time if the Trust Board determines that it is in the best interests of the Fund to do so.

The Fund has been established to serve as an alternative investment to short-term bond funds and money market funds. In addition, to date, there has been no comparable investment substitute for those individuals who are 'rolling' assets over from the stable value or guaranteed investment contract ('GIC') option of their employee benefit plans (such as 401(k) plans). The Fund is designed to be a comparable alternative, to those investments as well.

The Portfolio's investment objective is a high level of current income while seeking to maintain a stable value per Share. The Portfolio expects to invest primarily in fixed income securities ('Fixed Income Securities') of varying maturities rated, at the time of purchase, in one of the top four long-term rating categories by Standard & Poor's Ratings Services ('S&P'), Moody's Investors Service, Inc. ('Moody's'), or Fitch or comparably rated by another nationally recognized statistical rating organization ('NRSRO'), or, if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

In addition, the Portfolio will enter into contracts ('Wrapper Agreements') with insurance companies, banks or other financial institutions ('Wrapper Providers') that are rated, at the time the contracts are entered into, in one of the top two long-term rating categories by Moody's or S&P. There is no active trading market for Wrapper Agreements, and none is expected to develop; therefore, they will be considered illiquid. At the time of purchase, the value of all of the Wrapper Agreements and any other illiquid securities will not exceed 15% of the Portfolio's net assets.

Because the investment characteristics of the Fund correspond directly to those of the Portfolio (in which the Fund invests all of its assets), the following is a discussion of the various investments of and techniques employed by the Portfolio. Unless otherwise indicated, the Fund is permitted, but not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. If the Fund's investment in a particular type of security is limited to a certain percentage of the Fund's assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategies may be used by the Fund.

     --------------------------------------------------------------------------


     INVESTMENT                            PreservationPlus Income Fund
     PRACTICE


     ==========================================================================
     KEY TO TABLE:


     [X] Permitted without stated limit
     [_] Permitted without stated limited, but not expected to be used to a significant extent
      X  Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use


     --------------------------------------------------------------------------
     FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

     --------------------------------------------------------------------------
     Short-Term Instruments                                       [X]

     --------------------------------------------------------------------------
     Obligations of Banks and Other Financial                     [X]
     Institutions

     --------------------------------------------------------------------------
     Certificates of Deposit and Banker's                         [X]
     Acceptances

     --------------------------------------------------------------------------
     Commercial Paper                                             [X]

     --------------------------------------------------------------------------
     Variable Rate Master Demand Notes                            [X]

     --------------------------------------------------------------------------
     U.S. Government Securities                                   [X]

     --------------------------------------------------------------------------
     Custodial Receipts                                           [_]

     --------------------------------------------------------------------------
     Zero Coupon Securities and Deferred                          [X]
     Interest Bonds

     --------------------------------------------------------------------------
     Inverse Floating Rate Securities                              X

     --------------------------------------------------------------------------
     Lower-Rated Debt Securities                                  10%

     --------------------------------------------------------------------------
     Registered Loans                                              X

     --------------------------------------------------------------------------
     Put Bonds                                                     X

     --------------------------------------------------------------------------
     Other Debt Obligations                                       [_]

     --------------------------------------------------------------------------
     DERIVATIVE SECURITIES (OPTIONS)

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


     INVESTMENT                            PreservationPlus Income Fund
     PRACTICE


     ==========================================================================
     KEY TO TABLE:


     [X] Permitted without stated limit
     [_] Permitted without stated limited, but not expected to be used to a significant extent
      X  Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use



     --------------------------------------------------------------------------
     Options on Securities                                        [_]

     --------------------------------------------------------------------------
     Options on Securities Indices                                [_]

     --------------------------------------------------------------------------
     DERIVATIVE SECURITIES (FUTURES CONTRACTS AND
     OPTIONS ON FUTURES CONTRACTS)

     --------------------------------------------------------------------------
     Futures Contracts                                            [_]

     --------------------------------------------------------------------------
     Futures Contracts on Securities Indices                      [_]

     --------------------------------------------------------------------------
     Options on Futures Contracts (including                      [_]
     Contracts on Security Indices)

     --------------------------------------------------------------------------
     DERIVATIVE SECURITIES (HEDGING STRATEGIES)

     --------------------------------------------------------------------------
     Hedging Strategies                                           [X]

     --------------------------------------------------------------------------
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     --------------------------------------------------------------------------
     Government Guaranteed Mortgage-Backed                        [X]
     Securities

     --------------------------------------------------------------------------
     Ginnie Mae Certificates                                      [X]

     --------------------------------------------------------------------------
     Fannie Mae Certificates                                      [X]

     --------------------------------------------------------------------------
     Freddie Mac Certificates                                     [X]

     --------------------------------------------------------------------------
     Multi-Class Mortgage-Backed Securities                       [X]
     (CMOs and REMICs)

     --------------------------------------------------------------------------
     Private Issued Mortgage -Backed Securities                   [X]

     --------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT
PRACTICE                              PreservationPlus Income Fund

================================================================================

KEY TO TABLE:

[X]  Permitted without stated limit
[_] Permitted without stated limited, but not expected to be used to a significant extent
 X   Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

--------------------------------------------------------------------------------
Mortgage Pass-Through Securities                            [_]

--------------------------------------------------------------------------------
Stripped-Mortgage Backed Securities                         [_]

--------------------------------------------------------------------------------
Adjustable Rate Mortgages                                   [_]

--------------------------------------------------------------------------------
Asset-Backed Securities                                     [X]

--------------------------------------------------------------------------------
SECURITIES OF NON-U.S. ISSUERS

--------------------------------------------------------------------------------
Foreign Securities & Depository Receipts                    [_]
(ADRs, EDRs, GDRs and IDRs)

--------------------------------------------------------------------------------
Foreign Corporate Debt Securities                           [_]

--------------------------------------------------------------------------------
Foreign Government Debt Securities                          [_]

--------------------------------------------------------------------------------
Investments in Emerging Markets                              X

--------------------------------------------------------------------------------
CURRENCY MANAGEMENT

--------------------------------------------------------------------------------
Currency Exchange Transactions                              [_]

--------------------------------------------------------------------------------
Currency Hedging Transactions                               [_]

--------------------------------------------------------------------------------
Cross Hedging                                                X

--------------------------------------------------------------------------------
Forward Currency Exchange Contracts                         [_]

--------------------------------------------------------------------------------
Options on Foreign Currencies                               [_]

--------------------------------------------------------------------------------
OTHER INVESTMENTS AND INVESTMENT PRACTICES

--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     INVESTMENT                                  PreservationPlus Income Fund
     PRACTICE

     ===========================================================================

     KEY TO TABLE:


     [X] Permitted without stated limit
     [_] Permitted without stated limited, but not expected to be used to a significant extent
      X  Not permitted

     20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

     20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

     ---------------------------------------------------------------------------
     Illiquid Securities                                        15% (Net)

     ---------------------------------------------------------------------------
     TBA Commitments                                               [X]

     ---------------------------------------------------------------------------
     When-Issued and Delayed Delivery                              [X]
     Securities

     ---------------------------------------------------------------------------
     Repurchase Agreements                                         [X]

     ---------------------------------------------------------------------------
     Reverse Repurchase Agreements                             5% (Total)

     ---------------------------------------------------------------------------
     Mortgage Dollar Rolls                                     5% (Total)

     ---------------------------------------------------------------------------
     Lending of Portfolio Securities                              30%

     ---------------------------------------------------------------------------
     Borrowing                                               33 1/3% (Net)

     ---------------------------------------------------------------------------
     Short Sales                                                   X

     ---------------------------------------------------------------------------
     Other Investment Companies                                    [_]

     ---------------------------------------------------------------------------
     Temporary Defensive Investments                               [X]

     ---------------------------------------------------------------------------
     Wrapper Agreements                                         15% (Net)

     ---------------------------------------------------------------------------
     Concentration of Investments                              25% (Total)

     ---------------------------------------------------------------------------

                             Short-Term Instruments

When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments. In addition, when in the Advisor's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio's assets may be invested in such short-term instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, are deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

Other US government securities the Portfolio may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the US, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the US government is not obligated by law to provide support to an instrumentality it sponsors, the Portfolio will invest in obligations issued by such an instrumentality only if the Advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Portfolio.

The Portfolio may also invest in separately traded principal and interest component of securities guaranteed or issued by the US Government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS') or any similar program sponsored by the US Government. STRIPS are sold as zero coupon securities. See `Zero Coupon Securities.

US Government Securities. The Portfolio may invest in obligations issued or guaranteed by the US government and include: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the US are: instruments that are supported by the full faith and credit of the US (such as certificates issued by the Government National Mortgage

Association (`GNMA' or `Ginnie Mae'); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (`FNMA' or `Fannie Mae') and Federal Home Loan Mortgage Corporation (`FHLMC' or `Freddie Mac').

Certificates of Deposit and Bankers' Acceptances. The Portfolio may invest in certificates of deposit and bankers' acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then `accepted' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolio may invest in commercial paper. The Portfolio may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Portfolio must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees of the Portfolio, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

The Portfolio may also invest in variable rate master demand notes. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

US Dollar-Denominated Domestic and Foreign Fixed Income Securities. The Portfolio may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Portfolio may invest in US dollar-denominated foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, `sovereign debt obligations'). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the `World Bank'), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

Fixed Income Security Risk. Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and
(4) prepayment risk or call risk (the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid, or `called' prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates).

Foreign Securities Risk. The Portfolio may invest a portion of its assets in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about US companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are US companies. Foreign securities markets may be less liquid and subject to less regulation than the US securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

                   Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed securities. A mortgage-backed security consists of a pool of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties.

The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if the Portfolio purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will decrease both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease yield to maturity and market values. To the extent that the Portfolio invests in mortgage-backed securities, the Advisor may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, pools of consumer loans (unrelated to mortgage loans) held in a trust. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate-holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate-holder generally has no recourse against the entity that originated the loans.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as (but not limited to) motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same type of security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The market for privately issued asset-backed securities is smaller and less liquid than the market for US government mortgage-backed securities. The asset-backed securities in which the Portfolio may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on the mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

Mortgage-Backed Securities and Asset-Backed Securities--Types of Credit Support

Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include `senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of `reserve funds' (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and `over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Multiple Class Mortgage-Backed Securities. The Portfolio may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (`CMOs') and real estate mortgage investments conduits (`REMIC') Certificates. These securities may be issued by US Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the `Mortgage Assets'). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. Although investors may purchase beneficial interests in REMICs, which are known as `regular' interests or `residual' interests; the Portfolio does not intend to purchase such residual interests in REMICs.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (`PCs'). PCs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a `tranche,' is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several tranches in various ways. In certain structures (known as `sequential pay' CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, `parallel pay' CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgaged assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as `Z-Bonds'), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (`PAC') certificates, which are parallel pay REMIC Certificates that generally require that specified amounts or principal be applied on each payment date to one or more classes or REMIC Certificates (the `PAC Certificates'), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Zero Coupon Securities and Deferred Interest Bonds. The Portfolio may invest in zero coupon securities that are `stripped' US Treasury notes and bonds and in deferred interest bonds. Zero Coupon Securities including CATS, TIGRs and TRs, are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio' distribution obligations. See `Taxation.'

Wrapper Agreements. Wrapper Agreements are structured with a number of different features. Wrapper Agreements entered into the Portfolio are of three basic types: (1) non-participating, (2) participating and (3) `hybrid.' In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity (`evergreen'). The Portfolio enters into particular types of Wrapper Agreements depending upon their respective cost to the Portfolio and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Portfolio will enter into participating Wrapper Agreements of open-end maturity and hybrid Wrapper Agreements.

Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Portfolio whenever the Portfolio sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a `Benefit Event'). Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider whenever the Portfolio sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Portfolio is protected against decreases in the market value of the Covered Assets below Book Value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate.

Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Portfolio to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur.

A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. An evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets.


Wrapper Providers are banks, insurance companies and other financial institutions. As of October 2002, there were approximately twelve Wrapper Providers rated in one of the top two long-term rating categories by Moody's, S&P or another NRSRO. The cost of Wrapper Agreements is typically 0.10% to 0.25% per dollar of Covered Assets per annum.


In the event of the default of a Wrapper Provider, the Portfolio could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Portfolio as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the Wrapper Provider would have no obligation to make payments to the Portfolio under those circumstances. In addition, the Portfolio may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of seeking to maintain a stable value per Share.

With respect to payments made under the Wrapper Agreements between the Portfolio and the Wrapper Provider, some Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while others provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Portfolio Securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Portfolio's investment objectives or limitations or to the nature of the Portfolio's operations. In such event, the Portfolio may be obligated to pay the Wrapper Provider termination fees equal in amount to the premiums that would have been due had the Wrapper Agreement continued through the predetermined period. The Portfolio will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Portfolio's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Portfolio and the Fund.

Risks of Wrapper Agreements. Each Wrapper Agreement obligates the Wrapper Provider to maintain the `Book Value' of a portion of the Portfolio's assets (`Covered Assets') up to a specified maximum dollar amount, upon the occurrence of certain specified events. The Book Value of the Covered Assets is their purchase price (i) plus interest on the Covered Assets at a rate specified in the Wrapper Agreement (`Crediting Rate'), and (ii) less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements entered into the Portfolio, the Crediting Rate is the actual interest earned on the Covered Assets, or an index-based approximation thereof, plus or minus amortization of gains and losses between the book value and the market value of the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the sale and redemption of Shares. Furthermore, the premiums due Wrapper Providers in connection with the Portfolio's investments in Wrapper Agreements are offset against and thus reduce the Crediting Rate. These premiums are generally paid quarterly. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Portfolio.

Under the terms of a typical Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Portfolio interests resulting from redemption of Shares by Plan participants, the Wrapper Provider becomes obligated to pay to the Portfolio the difference. Conversely, the Portfolio becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Portfolio to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. (Withdrawals generally will arise when the Fund must pay shareholders who redeem their Shares.) Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Portfolio the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Portfolio will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Portfolio and the Wrapper Provider. In some cases, payments may be due upon disposition of the Covered Assets; other Wrapper Agreements provide for settlement only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets.

The Fund expects that the use of Wrapper Agreements by the Portfolio will under most circumstances permit the Fund to maintain a constant NAV per Share and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the Covered Assets held by the Portfolio less the expenses of the Fund and the Portfolio. However, there can be no guarantee that the Fund will maintain a constant NAV per Share or that any Fund shareholder or Plan participant will realize the same investment return as might be realized by investing directly in the Portfolio assets other than the Wrapper Agreements. For example, default by the issuer of a Portfolio Security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets and, consequently, the Shares. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio Securities defaults on payments of interest or principal. Additionally, a Fund shareholder may realize more or less than the actual investment return on the Portfolio Securities depending upon the timing of the shareholder's purchases and redemption of Shares, as well as those of other shareholders. Furthermore, there can be no assurance that the Portfolio will be able at all times to obtain Wrapper Agreements. Although it is the current intention of the Portfolio to obtain such agreements covering all of its assets (with the exceptions noted), the Portfolio may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Advisor's sole discretion, render their purchase inadvisable.

If, in the event of default of a Wrapper Provider, the Portfolio were unable to obtain a replacement Wrapper Agreement, participants redeeming Shares might experience losses if the market value of the Portfolio's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could render the Portfolio and the Fund unable to achieve their investment objective of maintaining a stable NAV per Share. If the Board of Trustees of the Portfolio Trust (the `Portfolio Trust Board') determines that a Wrapper Provider is unable to make payments when due, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

Wrapper Agreements generally require that the Portfolio maintain a specified percentage of its total assets in short-term investments (`Liquidity Reserve'). These short-term investments must be used for the payment of withdrawals from the Portfolio and Portfolio expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Portfolio is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Portfolio and the Fund than if these funds were invested in longer-term Fixed Income Securities. The Liquidity Reserve required by all Wrapper Agreements is not expected to exceed 20% of the Portfolio's total assets.

Wrapper Agreements also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Portfolio will purchase Wrapper Agreements whose criteria in this regard are consistent with the Portfolio's (and the Fund's) investment objective and policies as described in this Prospectus. Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Portfolio's ability to hold such downgraded securities. For a description of Wrapper Provider ratings, see the Appendix of this SAI.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the `1933 Act'), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (`SEC') has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a `safe harbor' from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and non-US issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any liquidity determinations.

TBA Purchase Commitments. The Portfolio may enter into TBA purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

When-Issued and Delayed Delivery Securities. The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a `when, as and if issued' basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio identifies on its book cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered being advantageous.

Lower-Rated Debt Securities (`Junk Bonds'). The Portfolio may invest in debt securities rated in the fifth and sixth long-term rating categories by S&P, Moody's and Fitch, or comparably rated by another NRSRO, or if not rated by a NRSRO, of comparable quality as determined by the Advisor in its sole discretion.

These securities, often referred to as Junk Bonds or High Yield Debt Securities, are considered speculative and, while generally offering greater income than investments in higher quality securities, involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be affected by economic changes and short-term corporate and industry developments, as well as public perception of those changes and developments, to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates.

In addition, the market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may also affect the availability of outside pricing services to value lower-rated debt securities and the Portfolio's ability to dispose of these securities. In addition, such securities generally present a higher degree of credit risk. Issuers of lower-rated debt securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because below investment grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of default is higher for lower-rated debt securities, the Advisor's research and credit analysis are an especially important part of managing securities of this type held by the Portfolio. In considering investments for the Portfolio, the Advisor will attempt to identify those issuers of high yielding debt securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest on dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of the Portfolio.

The Fund may invest in an affiliated mutual fund to gain exposure to lower rated debt securities. The affiliated fund is permitted to invest in securities of lower credit ratings than the Portfolio could invest in if it makes direct purchases of high yield debt securities.

                              Derivative Securities

General. The Portfolio may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, a Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivative for investment purposes by `covering' such positions as required by the Commission. The Advisor may use derivatives in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for a Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio's investment in options, futures or forward contracts, and similar strategies depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio' return. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Portfolio in the event of default by the other party to the contract.

Options on Securities. The Portfolio may purchase and write (sell) put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (`covered options') in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by a Portfolio.

A call option written by the Portfolio is `covered' if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When a Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the `exercise price') by exercising the option at any time during the option period. If the option expires unexercised, a Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Portfolio has no control, a Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Portfolio forgoes, in exchange for the premium less the commission (`net premium'), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, a Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by a Portfolio is `covered' when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When a Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a `closing purchase transaction.' The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio, may enter into a `closing sale transaction' which involves liquidating the Portfolio' position by selling the option previously purchased. Where a Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Portfolio enters into a closing purchase transaction, a Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio' books.

The Portfolio may also purchase call and put options on any securities in which it may invest. A Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (`protective puts') or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio do not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may also engage in options transactions in the over-the-counter (`OTC') market with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in US government securities, make these markets. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Portfolio will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions under the general supervision of the Portfolio's Board of Trustees. Unless the Trustees conclude otherwise, a Portfolio intends to treat OTC options purchased and the assets used to "cover" OTC options written as not readily marketable and therefore subject to the Portfolio's limit on investments in illiquid securities.

Options on Securities Indices. The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in `Options on Securities,' the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in `Options on Securities,' the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (`protective puts'). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the Advisor's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Portfolio's investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio' activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Hedging Strategies. The Portfolio may use certain strategies designed to adjust the overall risk of its investment portfolio. These `hedging' strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Portfolio's investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain desired portfolio duration or to protect against market risk should the Portfolio change its investments among different types of Fixed Income Securities. In this respect, these hedging strategies are designed for different purposes than the investments in Wrapper Agreements.

The Portfolio might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

..   the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Portfolio;

..   the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

..   possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain `cover' or to segregate securities; and

..   the possibility that the Portfolio will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio's assets.

To the extent that the Portfolio engages in the strategies described above, the Portfolio may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all. The Portfolio is also subject to the risk of default by a counterparty to an off-exchange transaction. See `Illiquid Securities.'

               Futures Contracts and Options on Futures Contracts

General. The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the `CFTC') or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be `bona fide hedging' will not exceed 5% of a Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The successful use of futures contracts and options thereon draws upon the Advisor's skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor's ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated `contracts markets' by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices including any index of US government securities, foreign government securities or corporate debt securities. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Portfolio may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Portfolio must allocate cash or liquid securities as a deposit payment (`initial margin'). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it enters into futures contracts.

The purpose of the acquisition or sale of a futures contract, in cases where a Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), a Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by a Portfolio. If interest rates did increase, the value of the debt security in a Portfolio would decline, but the value of the futures contracts to a Portfolio would increase at approximately the same rate, thereby keeping the net asset value of a Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover a Portfolio's obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit a Portfolio, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if a Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, a Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when a Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (`exercise price'), a Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in a Portfolio's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that a Portfolio intends to purchase.

If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Securities Indices. The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by a Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for a Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which, the Advisor believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of a Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

The Portfolio has adopted certain non-fundamental policies concerning option transactions that are discussed below.

Global Asset Allocation Strategy (`GAA Strategy'). In connection with the GAA Strategy and in addition to the securities described above, the Portfolio may invest in indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g. ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.

Indexed Securities. The indexed securities in which the Portfolio may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.

Currency Exchange Contracts. Because The Portfolio may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, a Portfolio from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the US dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. A Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, a Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Securities representing securities of foreign issuers. The Portfolio's investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts (`ADRs'), Global Depositary Receipts (`GDRs'), European Depositary Receipts (`EDRs') or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.

Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers, including governmental securities dealers approved by the Portfolio's Board of Trustees. Under the terms of a typical repurchase agreement, the Portfolio would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Portfolio bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Portfolio may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the `1940 Act').

Reverse Repurchase Agreements. The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as member banks of the Federal Reserve System and certain non-bank dealers and to repurchase them at a mutually agreed date and price (a `reverse repurchase agreement'). At the time the

Portfolio enters into a reverse repurchase agreement it will segregate cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by the Portfolio.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage `dollar rolls' in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the `drop') or fees income and by the interest earned on the cash proceeds of the initial sale. A `covered roll' is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls. At the time the Portfolio enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

Borrowing. The Portfolio will not borrow money (including through reverse repurchase agreements or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), for any purpose, except that it may borrow for temporary or emergency purposes up to 1/3 of its net assets. Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio's securities and the Fund's NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Asset Coverage. The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio's obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio's obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede the Advisor or the Portfolio's ability to meet redemption requests or other current obligations. The Portfolio will also cover its use of Wrapper Agreements to the extent required to avoid the creation of a `senior security' (as defined in the 1940 Act) in connection with its use of such agreements.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of Trustees of the Portfolio has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the Portfolio may maintain 100% equity exposure. In compliance with current CFTC regulations, the Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor's ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract's prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under `Derivative Securities: Futures Contracts and Options on Futures Contracts' (and the sub-sections thereunder), there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 15% of its total assets in purchased protective put options. The Portfolio's transactions in options, forward currency contracts, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See `Taxation.' There can be no assurance that the use of these portfolio strategies will be successful.


Special Information Concerning Master-Feeder Fund Structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Deutsche Asset Management, Inc. at 1-800-621-1048.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting.

Certain changes in a Portfolio's investment objectives, policies or restrictions may require a Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution `in kind' of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from a Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment Advisor to manage the Fund's assets in accordance with the investment policies described herein with respect to a Portfolio.

A Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of a Portfolio is also not a fundamental policy. Shareholders of a Fund will receive 30 days prior written notice with respect to any change in the investment objective of the Fund or the Portfolio.


Class A Shares of the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which the Distributor will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Investment Class Shares and Class A Shares Fund may enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Trust may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

Class A Shares Only As compensation for providing distribution and shareholder services as described above for the Class A Shares, the Distributor receives an annual fee, paid monthly, equal to 0.25% of the average daily net assets of the Class A Shares. With respect to the Class A Shares, the Distributor expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. (See the Prospectus.)

Class A Shares are offered for the first time with this Statement of Additional Information and Prospectus dated November 29, 2002.


Pursuant to Rule 12b-1 under the 1940 Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by their shareholders. The Fund has adopted a plan of distribution for its Class A Shares (the `Plan'). Under the Plan, the Fund pays a fee to the Distributor for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and the Distributor is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Board of Trustees and (b) by the affirmative vote of a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose.


In approving the Plan, the Trustees concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plan will be renewed only if the Trustees make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by a vote of a majority of the Fund's outstanding shares.

During the continuance of the Plan, the Trustees will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to the Distributor pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Independent Trustees will be committed to the discretion of the Independent Trustees then in office.

Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to the Distributor under the Plan. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period, the unexpended portion of the distribution fees may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                                 Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Portfolio Trust Board. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix of this SAI.

                             Investment Restrictions

The following investment restrictions are `fundamental policies' of the Fund and the Portfolio and may not be changed without the approval of a `majority of the outstanding voting securities' of the Fund or the Portfolio, as the case may be. The phrase `Majority of the outstanding voting securities' under the 1940 Act, and as used in this SAI and the Prospectus, means, with respect to the Fund (or the Portfolio), the lesser of (1) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio). Whenever the Trust is requested to vote on a fundamental policy of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by them. The Trust's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

None of the fundamental and non-fundamental policies described below shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective. Because the Fund and the Portfolio have the same fundamental policies and the Fund invests all of its Assets in the Portfolio, the following discussion (though speaking only of the Portfolio) applies to the Fund as well.

Fundamental Restrictions

As a matter of fundamental policy, the Portfolio may not:

1. Borrow money (including through reverse repurchase or dollar roll transactions) in excess of 5% of the Portfolio's total assets (taken at cost), except that the Portfolio may borrow for temporary or emergency purposes up to 1/3 of its net assets. The Portfolio may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings provided that collateral arrangements with respect to options and futures, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. Underwrite securities issued by other persons except insofar as the Portfolio may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. Make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of its total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for its portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

5. Concentrate its investments in any particular industry (excluding US government securities), but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of its total assets may be invested in any one industry;

6. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

7. Purchase, with respect to 75% of the Portfolio's total assets, securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that options or futures contracts shall not be subject to this restriction; and

8. Invest, with respect to 75% of the Portfolio's total assets, more than 5% of its total assets in the securities (excluding US government securities) of any one issuer.

Non-Fundamental Restrictions

In order to comply with certain statutes and policies and for other reasons, the Portfolio will not, as a matter of operating policy (these restrictions may be changed by a vote of the Trustees or the Portfolio Trust or the Trust as applicable without shareholder approval):

i. purchase any security or evidence of interest therein on margin, except that short-term credit necessary for the clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

ii. sell securities it does not own (short sales). (This restriction does not preclude short sales `against the box' (that is, sales of securities (a) the Portfolio contemporaneously owns or (b) where the Portfolio has the right to obtain securities equivalent in kind and amount to those sold). The Portfolio has no current intention to engage in short selling);

iii. purchase securities issued by any investment company except to the extent permitted by the 1940 Act (including any exemptions or exclusions therefrom), except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger; and

iv. invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Portfolio Board to be liquid).

An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in the change of securities rating of the investment or any other later change.

The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Fund, or any other registered investment company investing in the Portfolio, is registered.

                Portfolio Transactions and Brokerage Commissions

The Advisor is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Portfolio, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures contracts and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including, to the extent and in the manner permitted by applicable law, the Advisor or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Portfolio are frequently placed by the Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

The Advisor seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Portfolio taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.


For the period or year ended September 30, 1999, September 30, 2000 and September 30, 2001, and the six months ended March 31, 2002 the Portfolio paid brokerage commissions in the amount of $180, $13,788, $23,347 and $28,177 respectively.


The Advisor is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, when placing portfolio transactions for the Portfolio with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term 'research, market or statistical information' includes (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Advisor may use this research information in managing the Portfolio's assets, as well as the assets of other clients.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Portfolio Trust Board may determine, the Advisor may consider sales of shares of the Fund and of other investment company clients of the Advisor as a factor in the selection of broker-dealers to execute portfolio transactions. The Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market or statistical information from brokers and dealers can be useful to the Portfolio and to the Advisor, it is the opinion of the Portfolio's management that such information is only supplementary to the Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Portfolio, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

In certain instances there may be securities that are suitable for the Portfolio, as well as for one or more of the Advisor's other clients. Investment decisions for the Portfolio and for the Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment Advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                            PERFORMANCE INFORMATION

                        Standard Performance Information

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Yield

Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Per SEC regulations, the yield of the Fund (the 'SEC yield') shall be calculated on any determination date as follows:

2[((a - b)/(c * d) + 1)/6/ - 1] where
  ---------------------

a = current income measured over a 30-day period.

b = Expenses accrued during the same 30-day period.

c = Average daily number of shares outstanding during the same 30-day period.

d = Maximum offering price per share on the last day of the period.

The 'annual effective yield' of the fund is intended to represent one day's investment income expressed as an annualized yield and compounded annually. It shall be expressed as a percentage and calculated on each business day as follows based on the dividend declared for the previous day.

[1 + (Previous Day's Dividend Factor / NAV Per Share) /\ 365] - 1

Example: If on March 1, the Fund's dividend factor is 0.00174163 and the Fund's NAV per share is $10, then the Fund's annual effective yield for March 2 equals 6.56%.

The Fund's annual effective yield is used in determining when the interest rate trigger is active.

The 30-day yield for the shares for the period ending September 30, 2002 was 4.60%.


Performance information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Fund's ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Portfolio and the Wrapper Agreements and changes in the expenses of the Shares and the Portfolio. In addition, during certain periods for which total return may be provided, the Advisor may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund or the Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

Total return

Total return is the change in value of an investment in the shares over a given period, assuming reinvestment of any dividends and capital gain distributions. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results.
Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

The Fund's average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)/n/ = ERV. For purposes of this formula, 'P' is a hypothetical investment of $1,000; 'T' is average annual total return; 'n' is number of years; and 'ERV' is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or 'T' is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. Investors should note that this performance may not be representative of the Fund's total return over longer market cycles.

   When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of the Fund's return over a longer market cycle. Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).


=====================================================================================================================

                                                                           Average
                                                   Average                 Annual Total           Cumulative Total
                           Total Return for the    Annual Total            Return from            Return from
                           One Year Period         Return for the Five     Commencement of        Commencement of
Fund and                   ended September         Year Period ended       Operations through     Operations through
Inception Date             30, 2001                September 30, 2001      September 30, 2001     September 30, 2001
---------------------------------------------------------------------------------------------------------------------
PreservationPlus
Income Fund -
Investment Class *
December 23, 1998               6.38%                    --                       6.31%                  18.49%
=====================================================================================================================


   * Class A Shares have no performance history. Except with respect to the impact of sales charges and other expenses, it is expected that the future performance of Class A shares will be substantially similar to the performance of the original class because the shares are invested in the same portfolio of securities. The table does not reflect (i) 12b-1 fees at an aggregate annual rate of 0.25% of the Fund's average daily net assets for Class A shares and sales charges. If they did, returns would have been less than those shown. When we advertise total return information for Class A Shares we may present actual returns for the class as well as returns for the Investment Class Shares adjusted to reflect the appropriate maximum sales charges and expenses for these periods dating back to the inception date of the Investment Class Shares.


   Performance Results


   Any performance information provided for the Fund should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securties held by the Portfolio but also on changes in the current value of such securities and on changes in the expenses of the Fund and the Portfolio. Total return reflects the performance of both principal and income.

                         Comparison of Fund Performance

Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.


In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include, but are not limited to, the following: Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, US News and World Report, ValueLine, Wall Street Journal, Weisenberger Investment Companies Services, Working Women and Worth.


                         Economic and Market Information

Advertising and sales literature of the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ('ICI').

                    VALUATION OF ASSETS; REDEMPTIONS IN KIND

Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund may value the securities at their last reported price or at some other value.

The NAV per Share is calculated once on each Valuation Day as of the Valuation Time, which is currently 4:00 p.m., Eastern time, or if the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets, if any), less all liabilities, by the total number of its Shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Portfolio Trust Board believes accurately reflects fair value.

Pursuant to procedures adopted by the Portfolio Trust Board, the Wrapper Value generally will be equal to the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Value will be reflected as a liability of the Portfolio in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Portfolio to the Wrapper Provider. If the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Value will be reflected as an asset of the Portfolio in the amount of the difference, i.e., a positive value, reflecting the potential liability of the Wrapper Provider to the Portfolio. In performing its fair value determination, the Portfolio Trust Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Portfolio Trust Board determines that a Wrapper Provider is unable to make such payments, that Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Portfolio might be unable to maintain NAV stability.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (formerly Accounting Series Release No. 113) ('FRR 1'), which concludes that there is `no automatic formula' for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1, such factors would include consideration of the --

       type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

The Advisor will value securities purchased by the Portfolio that are restricted as to resale or for which current market quotations are not readily available, including Wrapper Agreements, based upon all relevant factors as outlined in FRR 1.

The Fund and the Portfolio each reserves the right, if conditions exist that make cash payments undesirable, or for other reasons, to honor any request for redemption or withdrawal, respectively, by making payment wholly or partly in Portfolio Securities, as the same may be chosen by the Advisor in its sole discretion (a 'redemption in kind'). Such securities may include Wrapper Agreements, and shall be valued as they are for purposes of computing the Fund's or the Portfolio's NAV, as the case may be. If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting those securities into cash.

The Trust, on behalf of the Fund, and the Portfolio have elected to redeem Shares or beneficial interests, respectively, with respect to any one investor during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund or the Portfolio, as the case may be, at the beginning of the period

The Portfolio has agreed to make a redemption in kind to the Fund whenever the Fund wishes to make a redemption in kind to a shareholder thereof, and therefore Fund shareholders that receive redemptions in kind will receive Portfolio Securities of the Portfolio and in no case will they receive a security issued by the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind or unless requested by the Fund.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each business day the Portfolio determines its NAV. At the close of business on each such day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage effective for that day that represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals that are to be effected as of the close of business on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to a fraction (a) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on that day, and (b) the denominator of which is the aggregate NAV of the Portfolio as of the close of business on that day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors therein. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as the close of business on the following business day.

The Fund and the Portfolio each reserve the right to redeem all of its shares, if the Board of Trustees votes to liquidate the Fund and/or Portfolio.

             OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS


In general, an IRA is a trust or custodial account established in the United States for the exclusive benefit of an individual or his or her beneficiaries.(Keogh plans are established by self-employed persons, including partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement savings vehicles. Education IRAs are designed to provide a tax-favored means of saving for a child's educational expenses. IRAs may provide significant tax savings to individuals, but are governed by a complex set of tax rules set out under the Code and the regulations promulgated by the Department of the Treasury thereunder. If you already have an IRA, your IRA may be able to invest in the Fund. If you do not presently have an IRA and you meet the requirements of the applicable tax rules, you may be able to create an IRA and invest in Shares of the Fund through that IRA. Included below is a general discussion of some IRA features. However, IRA Owners and other prospective investors should consult with their IRA provider and/or professional tax and financial advisors before establishing an IRA or investing in Shares. Certain types of the IRAs described below may not be available through Deutsche Asset Management mutual funds. For more information call 1-800-621-1048.


                     Types of Individual Retirement Accounts

Traditional IRAs

If you are under age 70 1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA contributions of up to $2,000, or 100% of your taxable compensation, whichever is less. Taxable income includes wages, salaries, and other amounts reported in box 1 of Form W-2, as well as earnings from self-employment. If you file a joint return and your taxable compensation is less than that of your spouse, you may make annual contributions to a Traditional IRA equal to the lesser of $2,000, or the sum of (i) your taxable compensation and (ii) the taxable compensation of your spouse, reduced by the amount of his or her IRA deduction for the year. Amounts contributed to a Traditional IRA generally are deductible for federal income tax purposes. However, if you were covered by an employer retirement plan, the amount of your contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified adjusted gross income exceeds certain amounts (currently $50,000 for a married couple filing a joint return and $30,000 for a single taxpayer). If your spouse is covered by an employer retirement plan but you are not, you may be able to deduct your contributions to a Traditional IRA; however, the deduction will be reduced or eliminated if your adjusted gross income on a joint return exceeds $150,000. Even if your ability to deduct contributions to a Traditional IRA is limited, you may still make contributions up to the limits described above. In general, you may also make a contribution to a Traditional IRA by `rolling over' all or a portion of a distribution you receive from a qualified retirement plan (such as a pension or profit-sharing plan or a 401(k) plan) or another Traditional IRA. Amounts distributed from a Traditional IRA and eligible rollover distributions from qualified retirement plans will not be includible in income if they are contributed to a Traditional IRA in a rollover transaction which meets certain conditions; however, a federal withholding tax may be imposed on such distributions. Consult your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Advisor) and professional tax advisor for complete details on Traditional IRAs.

Roth IRAs

Regardless of your age, you may be able to establish a Roth IRA. Contributions to Roth IRAs are not deductible for federal income tax purposes. However, if all of the applicable requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free. Generally, you may contribute up to $2,000 annually to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated if your adjusted gross income exceeds certain amounts (currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer). In addition, if you make contributions to both a Traditional IRA and a Roth IRA, your contribution limit for the Roth IRA will be reduced by the amount of the contribution you make to the Traditional IRA. If certain requirements are met, and (i) your modified adjusted gross income is not more than $100,00, and (ii) you are not married and filing a separate tax return, you can roll over amounts from a Traditional IRA to a Roth IRA. The amount rolled over generally will be included in your taxable income. You may also roll over amounts from one Roth IRA to another Roth IRA. Consult your Service Agent and professional tax Advisor for complete details on Roth IRAs.

SEP-IRAs

SEP-IRAs are IRAs that are created in connection with a simplified employee pension (`SEP') established and maintained by a self-employed individual, a partnership or a corporation. SEP-IRAs must be created for each qualifying employee of the employer that establishes a SEP. In general, a qualifying employee is an employee who has: (i) reached the age of 21; and (ii) worked for the employer at least three out of the past five years. Each SEP-IRA is owned by the employee for whom it is created; assets of a SEP are not pooled together. SEPs must provide for discretionary employer contributions. In other words, employers are not required to make contributions to SEP-IRAs each year, but if they do make contributions for any year, the contributions must be based on a specific allocation formula set forth in the SEP, and must not discriminate in favor of highly compensated employees. Contributions to SEP-IRAs generally are deductible by the employer, subject to certain limitations. Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

Simple IRAs

In general, a SIMPLE plan may be established by any employer, including a sole proprietorship, partnership or corporation, with 100 or fewer employees, and must be the only retirement plan maintained by the employer. Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general, includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably expected to earn at least $5,000 during the current year. As with SEP-IRAs, SIMPLE IRAs are individual accounts owned by each eligible employee. Under a SIMPLE IRA plan, eligible employees can elect to contribute a portion of their salary to their SIMPLE IRA. (These contributions are referred to as `elective deferrals.') Elective deferrals are based on a stated percentage of the employee's compensation, and are limited to $6,000 per year (indexed for inflation). Elective deferrals are included in employees' gross income only for Social Security and Medicare tax purposes (i.e., they are not included in wages for federal income tax purposes).In addition to elective deferrals by employees, under a SIMPLE IRA plan, employers must make either: (i) matching contributions equal to each employee' selective deferral, up to a maximum of 3% of the employee's compensation, or (ii) nonelective contributions of 2% of compensation for each eligible employee (subject to certain limits). Employer contributions to SIMPLE IRAs are excluded from employees' gross income and are deductible by the employer. SIMPLE IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE IRA to a Traditional IRA can be made tax free only after the employee has participated in the SIMPLE IRA plan for at least two years.

Keogh Plans

Keogh plans are qualified retirement plans established by sole proprietors or partnerships. As with other qualified retirement plans, in general, contributions to Keogh plans are deductible, and neither such contributions nor the investment earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as Keogh plans. In certain circumstances, Keogh plans may provide greater tax advantages than other types of retirement plans. However, Keogh plans must satisfy a number of complex rules, including minimum participation requirements, under which certain employees must be covered by the plan, and in some cases, minimum funding requirements. Professional assistance generally is required to establish and maintain a Keogh plan.


                      Coverdell Education Savings Accounts



An education IRA is a trust or custodial account created for the purpose of paying the qualified higher education expenses of a designated beneficiary, i.e., a child under the age of 18 at the time of the contributions. In general, qualified higher education expenses include expenses for tuition, fees, books, supplies and equipment required for the designated beneficiary of the to attend an eligible educational institution, which includes essentially all accredited post-secondary educational institutions. Any individual may make contributions to an education IRA so long as his or her modified adjusted gross income is less than $110,000 ($160,000 for married taxpayers filing jointly).The maximum total contributions that may be made to for each child is $500 per year. Generally, amounts may be rolled over from an to another education IRA established for the same beneficiary or for certain members of the beneficiary's family. Beneficiaries may make tax free withdrawals from education IRAs to pay qualified higher education expenses. Other withdrawals generally will be subject to tax. Consult your Service Agent and or professional tax Advisor for complete details.


                        OWNERSHIP OF SHARES THROUGH PLANS

Fund Shares owned by Plan Participants through Plans are held either directly by the respective Plan, or beneficially through vehicles such as bank collective funds or insurance company separate accounts consisting solely of such Plans (collectively, `Plan Pools'), which will in turn offer the Fund as an investment option to their participants. Investments in the Fund may by themselves represent an investment option for a Plan or may be combined with other investments as part of a pooled investment option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other characteristics of any pooled investment option in which the Shares are included prior to a Plan's initial investment in the Fund. Thereafter, the Fund will require the Plan to provide information regarding any changes to the withdrawal order and other characteristics of the pooled investment option before such changes are implemented. The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included is determined at any time to be disadvantageous to the Fund. Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-621-1048 for information regarding a Plan's account with the Fund.


                              Qualified Redemptions

At any time, a redemption of Fund Shares can be effected without assessment of the Redemption Fee described in 'Fees and Expenses of the Fund' in the Prospectus, if such redemption is a 'Qualified Plan Redemption' or a `Qualified IRA Redemption.' 'Qualified Plan Redemptions' are redemptions resulting from a Plan Participant's death, disability, retirement or termination of employment or to fund loans to, or 'in service' withdrawals by, a Plan Participant.

A 'Qualified IRA Redemption' is a redemption made by an IRA Owner to effect a distribution from his or her IRA account that is not subject to the 10% penalty tax imposed by section 72(t) or 530(d), as applicable, other than IRA rollovers, direct trustee-to-trustee transfers and conversions of Traditional IRAs to Roth IRAs, unless the IRA Owner continues the investment of the transferred amount in the Fund. In general, section 72(t) of the Code imposes a 10% penalty tax on any distribution received by a taxpayer from a Traditional IRA, SEP-IRA or SIMPLE IRA prior to the date on which the taxpayer reaches age 59 1/2, unless the distribution meets the requirements of a specific exception to the penalty tax. Similar penalties apply to early withdrawals from Roth IRAs and Keogh Plans.
Section 530(d) as currently written, imposes a separate 10% penalty tax on distributions from an education IRA not used to pay qualified higher education expenses. In general, rollovers from one IRA to another and direct trustee-to-trustee transfers from an IRA to another IRA (or in some cases to other types of qualified plans) are not subject to tax. In addition, conversions of Traditional IRAs to Roth IRAs are subject to income tax but are not subject to the early withdrawal penalty tax. IRA Owners requesting a redemption of Fund Shares will be required to provide a written statement as to whether the proceeds of the redemption will be subject to a penalty tax and, if not, to identify the specific exception upon which the IRA Owner intends to rely. The information provided by the IRA Owner will be reflected on the Form 1099-R issued to the IRA Owner and filed with the Internal Revenue Services in connection with the redemption as well as forming the basis for redemption as a Qualified IRA Redemption. The Fund may require additional evidence, such as the opinion of a certified public accountant or tax attorney that any particular redemption will not be subject to any penalty tax. IRA Owners should consult their tax Advisors regarding the tax consequences of any redemption.

Some of the exceptions to the 10% penalty taxes are described below. This description is intended to provide only a brief summary of the principal exceptions to the additional tax imposed on early withdrawals under the current provisions of the Code, which may change from time to time. The Fund intends to conform the definition of Qualified IRA Redemptions to changes in applicable tax laws; however, the Fund reserves the right to continue to define Qualified IRA Redemptions by reference to Code provisions now in effect or otherwise to define such phrase independently of future Code provisions.

                   Traditional IRAs, SEP-IRAs and SIMPLE IRAs

In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA, SEP-IRA or SIMPLE IRA:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code;

4. Distributions made to the IRA Owner to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount paid for medical insurance as described in section 213(d)(1)(D) of the Code for the IRA Owner, and his or her spouse and dependents;

6. Distributions to an IRA Owner to the extent such distributions do not exceed the qualified higher education expenses, as defined in section 72(t)(7), for the IRA Owner;

7. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of `qualified first-time homebuyer distributions' under section 72(t) (8) of the Code; and

8. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.

                                    Roth IRAs

With respect to a Roth IRA, all `qualified distributions' are excluded from gross income and, therefore, from the 10% penalty tax imposed by section 72(t). In general, qualified distributions from a Roth IRA include:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code; and

4. Distributions to an IRA Owner that are used to acquire a first home, and that meet the definition of `qualified first-time homebuyer distributions' under section 72(t) (8) of the Code.

However, a distribution will not be a qualified distribution, even if it otherwise meets the definition, if it is made within the 5-year period beginning with the first taxable year for which the IRA Owner made a contribution to the Roth IRA (or such person's spouse made a contribution to a Roth IRA established for the IRA Owner). Special rules apply with respect to certain types of rollovers.

To the extent a distribution from a Roth IRA is not a qualified distribution, either because it does not meet the definition of a qualified distribution in the first instance, or because it is made within the five-year period described in section 408A(d)(2)(B), the portion of the distribution that represents earnings will be subject to tax in accordance with section 72 of the Code, including the 10% penalty tax imposed under section 72(t). The same exceptions to the penalty tax that apply to Traditional IRAs will apply to nonqualified distributions from Roth IRAs.

In the event of a nonqualified distribution from a Roth IRA, only the earnings in the account are subject to tax; contributions may be recovered tax-free (since no deduction is permitted for such contributions). Section 408A(d) provides that distributions from Roth IRAs are considered to come first from contributions, to the extent that distributions do not exceed the total amount of contributions.

                                   Keogh Plans

In general, the 10% penalty tax imposed by section 72(t) of the Code will not apply to the following types of distributions from a Traditional IRA:

1. Distributions made on or after the date on which the IRA Owner attains age 59 1/2;

2. Distributions made to a beneficiary (or to the estate of the IRA Owner) on or after the death of the IRA Owner;

3. Distributions attributable to the IRA Owner's being disabled within the meaning of section 72(m)(7) of the Code;

4.   Distributions made to the IRA Owner after separation from service after age
     55;

5. Distributions to unemployed individuals to the extent such distributions do not exceed the amount of unreimbursed medical expenses allowed as a deduction under section 213 of the Code;

6. Distributions to an alternate payee (e.g., a former spouse) pursuant to a qualified domestic relations order; and

7. Distributions that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the IRA Owner, or the joint lives (or life expectancies) of the IRA Owner and his or her designated beneficiary.


                      Coverdell Education Savings Accounts


Distributions from an education IRA are included in income unless the qualified higher education expenses of the designated beneficiary are equal to or greater than the amount of such distributions. In addition, certain special rules are provided that permits certain rollovers or changes in beneficiaries. Any distribution that is subject to tax under section 530 is also subject to the 10% penalty tax imposed by section 530(d)(4). Thus, in general, any distribution from an education IRA that exceeds the amount of qualified higher education expenses of the designated beneficiary will be subject to the 10% penalty tax.

                            MANAGEMENT OF THE TRUSTS

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund or the Portfolio, as the case may be. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund/Portfolio and review the Fund's performance.

The Trustees and officers of the Trust and Portfolio, their birth dates, and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of the Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

On July 30, 2002, the shareholders of the Trust and the Funds approved the election of new Trustees and executive officers. The following information is provided for each Trustee and officer.

                       TRUSTEES AND OFFICERS OF THE TRUST


Name, Date of Birth,                                                                  Number of
--------------------                                                                  ---------
Position with the                                                                     Funds in the
-----------------                                                                     ------------
Trust and Length of        Business Experience and Directorships                      Fund Complex
-------------------        -------------------------------------                      ------------
Time Served/1/             During the Past 5 Years                                    Overseen
--------------             -----------------------                                    --------
Richard R. Burt            Chairman, IEP Advisors, Inc. (July 1998 to present);            67
2/3/47                     Chairman of the Board, Weirton Steel Corporation/2/
Director since 2002        (April 1996 to present); Member of the Board,
                           Hollinger International, Inc./2/ (publishing) (1995
                           to present), HCL Technologies Limited (information
                           technology) (April 1999 to present), UBS Mutual Funds
                           (formerly known as Brinson and Mitchell Hutchins
                           families of funds) (registered investment companies)
                           (1995 to present); and Member, Textron Inc./2/
                           International Advisory Council (July 1996 to
                           present). Formerly, Partner, McKinsey & Company
                           (consulting) (1991-1994) and US Chief Negotiator in
                           Strategic Arms Reduction Talks (START) with former
                           Soviet Union and US Ambassador to the Federal
                           Republic of Germany (1985-1991); Member of the Board,
                           Homestake Mining/2/ (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland
                           Company/2/ (agribusiness operations) (October
                           1996-June 2001) and Anchor Gaming (gaming software
                           and equipment) (March 1999-December 2001).

S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September            65
3/28/30                    1989), Phoenix Euclid Market Neutral Funds (since May
Trustee since 1986 for     1998) (registered investment companies); Retired
BT Investment Funds        (since 1986). Formerly, Partner, KPMG Peat Marwick
and since 1993 for BT      (June 1956-June 1986); Director, Vintners
Investment Portfolios      International Company Inc. (June 1989-May 1992),
                           Coutts (USA) International (January 1992-March 2000),
                           Coutts Trust Holdings Ltd., Coutts Group (March
                           1991-March 1999); General Partner, Pemco (investment
                           company) (June 1979-June 1986).

Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School            66
7/15/37                    of Business, New York University (since 1964);
Trustee since 1999 for BT  Trustee, CREF (since 2000); Director, S.G. Cowen
BT Investment Funds        Mutual Funds (1985-2001), Japan Equity Fund, Inc.
and since 1999 for BT      (since 1992). Thai Capital Fund, Inc. (since 2000)
Investment Portfolios      and Singapore Fund, Inc. (since 2000) (registered
                           investment companies).

Richard J. Herring         Jacob Safra Professor of International Banking and              65
2/18/46                    Professor, Finance Department, The Wharton School,
Trustee since 1999 for     University of Pennsylvania (since 1972); Director,
BT Investment Funds        Lauder Institute of International Management Studies
and since 1999 for BT      (since 2000); Co-Director, Wharton Financial
Investment Portfolios      Institutions Center (since 2000) and Vice Dean and
                           Director, Wharton Undergraduate Division (1995-2000).

Name, Date of Birth,                                                                  Number of
--------------------                                                                  ---------
Position with the                                                                     Funds in the
-----------------                                                                     ------------
Trust and Length of        Business Experience and Directorships                      Fund Complex
-------------------        -------------------------------------                      ------------
Time Served/1/             During the Past 5 Years                                    Overseen
--------------             -----------------------                                    --------
Joseph R. Hardiman         Private Equity Investor (1997 to present); Director,            65
05/27/37                   Soundview Technology Group Inc. (investment banking)
Trustee since 2002         (July 1998 to present), Corvis Corporation/2/
                           (optical networking equipment) (July 2000 to
                           present), Brown Investment Advisory & Trust Company
                           (investment advisor) (February 2001 to present), The
                           Nevis Fund (registered investment company) (July 1999
                           to present), and ISI Family of Funds (registered
                           investment companies) (March 1998 to present).
                           Formerly, Director, Circon Corp./2/ (medical
                           instruments) (November 1998-January 1999); President
                           and Chief Executive Officer, The National Association
                           of Securities Dealers, Inc. and The NASDAQ Stock
                           Market, Inc. (1987-1997); Chief Operating Officer of
                           Alex. Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1985-1987); General Partner, Alex.
                           Brown & Sons Incorporated (now Deutsche Bank
                           Securities Inc.) (1976-1985).

Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial             65
01/31/33                   real estate) (since 1995); Trustee, 8 open-end mutual
Trustee since 2002         funds managed by Weiss, Peck & Greer (since 1985) and
                           Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).

Rebecca W. Rimel           President and Chief Executive Officer, The Pew                  65
4/10/51                    Charitable Trusts (charitable foundation) (1994 to
Trustee since 2002         present). Formerly, Executive Director, The Pew
                           Charitable Trusts (1988-1994); Director, ISI Family
                           of Funds (registered investment companies)
                           (1997-1999) and Director and Executive Vice
                           President, The Glenmede Trust Company (investment
                           trust and wealth management (1994-2002).

Philip Saunders, Jr.       Principal, Philip Saunders Associates (Economic and             65
10/11/35                   Financial Consulting) (since 1988). Formerly,
Trustee since 1986 for     Director, Financial Industry Consulting, Wolf &
BT Investment Funds        Company (consulting)(1987-1988); President, John
and since1993 for BT       Hancock Home Mortgage Corporation (1984-1986); Senior
Investment Portfolios      Vice President of Treasury and Financial Services,
                           John Hancock Mutual Life Insurance Company, Inc.
                           (1982-1986).

William N. Searcy          Pension & Savings Trust Officer, Sprint                         65
09/03/46                   Corporation/2/ (telecommunications) (since 1989);
Trustee since 2002         Trustee of 22 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).

Name, Date of Birth,                                                                  Number of
--------------------                                                                  ---------
Position with the                                                                     Funds in the
-----------------                                                                     ------------
Trust and Length of        Business Experience and Directorships                      Fund Complex
-------------------        -------------------------------------                      ------------
Time Served/1/             During the Past 5 Years                                    Overseen
--------------             -----------------------                                    --------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc.                 68
1/29/40                    (consulting firm) (1982 to present); President and
Trustee since 2002         Director, Trust for Investment Managers (registered
                           investment company) (1999 to present). Formerly
                           President, Investment Company Administration, L.L.C.
                           (1992*-July 2001); President, Treasurer and Director,
                           First Fund Distributors, Inc. (1990-January 2002);
                           Vice President, Professionally Managed Portfolios
                           (1999-2002) and Advisors Series Trust (1997-2002)
                           (registered investment companies); and President,
                           Guinness Flight Investment Funds, Inc. (registered
                           investment companies).
                           * Inception date of the corporation which was the
                           predecessor to the LLC.



Interested Director
-------------------



Name, Date of Birth,                                                                  Number of
--------------------                                                                  ---------
Position with the                                                                     Funds in the
-----------------                                                                     ------------
Trust and Length of        Business Experience and Directorships                      Fund Complex
-------------------        -------------------------------------                      ------------
Time Served/1/             During the Past 5 Years                                    Overseen
--------------             -----------------------                                    --------
Richard T. Hale/3/         Managing Director, Deutsche Bank Securities Inc.                200
7/17/45                    (formerly Deutsche Banc Alex. Brown Inc.) and
Chairman since August      Deutsche Asset Management (1999 to present); Director
16, 2002 and Trustee       and President, Investment Company Capital Corp.
since 1999                 (registered investment advisor) (1996 to present);
                           Director, Deutsche Global Funds, Ltd. (2000 to
                           present), CABEI Fund (2000 to present), North
                           American Income Fund (2000 to present) (registered
                           investment companies); President, DB Hedge Strategies
                           Fund LLC (June 2002 to present), Montgomery Street
                           Securities, Inc. (2002 to present) (registered
                           investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); formerly,
                           Director, ISI Family of Funds (registered investment
                           company; 4 funds overseen) (1992-1999).



Officers
--------



Name, Date of Birth,
--------------------
Position with the
-----------------
Trust and Length of        Business Experience and Directorships
-------------------        -------------------------------------
Time Served/1/             During the Past 5 Years
--------------             -----------------------
William F. Glavin, Jr./4/  Managing Director of Deutsche Asset Management, Inc.,
8/30/58                    Vice President and Director of Scudder Distributors,
President since 2002       Inc., Trustee, Crossroads for Kids, Inc. (serves at
                           risk children).

Name, Date of Birth,
--------------------
Position with the
-----------------
Trust and Length of        Business Experience and Directorships
-------------------        -------------------------------------
Time Served/1/             During the Past 5 Years
--------------             -----------------------
Kenneth Murphy/4/          Vice President, Deutsche Asset Management
10/13/63                   (2000-present). Formerly, Director, John Hancock
Vice President and         Signature Services (1992-2001); Senior Manager,
Anti-Money Laundering      Prudential Mutual Fund Services (1987-1992).
Compliance Officer since
2002

Charles A. Rizzo/4/        Director, Deutsche Asset Management (April 2000 to
8/5/57                     present); Certified Public Accountant; Certified
Treasurer or Assistant     Management Accountant. Formerly, Vice President and
Treasurer since 1999       Department Head, BT Alex. Brown Incorporated
                           (Deutsche Bank Securities Inc.) (1998-1999); Senior
                           Manager, Coopers & Lybrand L.L.P.
                           (PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch           Managing Director, Deutsche Asset Management
3/27/54                    (2002-present) and Director, Deutsche Global Funds
Secretary since 2002       Ltd. (2002-present). Formerly, Director, Deutsche
                           Asset Management (1999-2002), Principal, BT Alex.
                           Brown Incorporated (now Deutsche Bank Securities
                           Inc.) (1998-1999); Assistant General Counsel, United
                           States Securities and Exchange Commission
                           (1993-1998).

Bruce A. Rosenblum         Director, Deutsche Asset Management (2002-present).
9/14/60                    Formerly, Vice President, Deutsche Asset Management
Assistant Secretary        (2000-2002); Partner, Freedman, Levy, Kroll & Simonds
since 2002                 (1997-1999).

Amy M. Olmert              Director, Deutsche Asset Management (1999-present);
5/14/63                    Certified Public Accountant. Formerly, Vice
Assistant Secretary since  President, BT Alex. Brown Incorporate (now
2002                       Deutsche Bank Securities Inc.) (1997-1999); Senior
                           Manager and other positions, Coopers & Lybrand LLP
                           (now PricewaterhouseCoopers LLP) (1988-1997).




/1/ Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

/2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/3/  Mr. Hale is a Trustee who is an "interested person" within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

/4/  Address: Two International Place, Boston, Massachusetts.

    Trustee Compensation Table


---------------------------------------------------------------------------------------------------------
Trustee                        Aggregate Compensation    Aggregate Compensation    Total Compensation
                               From the BT Investment    From the BT Investment    From Fund Complex
                               Funds For Period          Portfolios for Period     Period
                               10/01/01-09/30/02 *       10/01/01-09/30/02 **      10/01-01-09/30/02 ***
---------------------------------------------------------------------------------------------------------
Harry Van Benschoten                           13,295                     9,972                  48,750

---------------------------------------------------------------------------------------------------------
Charles Bigger                                 13,295                     9,972                  48,750

---------------------------------------------------------------------------------------------------------
Richard R. Burt                                 1,041                     1,842                  68,917

---------------------------------------------------------------------------------------------------------
S. Leland Dill                                 14,351                    11,887                  72,250

---------------------------------------------------------------------------------------------------------
Martin J. Gruber                               14,336                    11,814                  71,417

---------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                              1,041                     1,842                  68,917

---------------------------------------------------------------------------------------------------------
Richard J. Herring                             14,336                    11,814                  71,417

---------------------------------------------------------------------------------------------------------
Graham E. Jones                                 1,041                     1,842                  43,667

---------------------------------------------------------------------------------------------------------
Bruce E. Langton                               13,295                     9,972                  48,750

---------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                                1,041                     1,842                  68,917

---------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.                           14,336                    11,814                  71,417

---------------------------------------------------------------------------------------------------------
William N. Searcy                               1,041                     1,842                  46,667

---------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                             1,041                     1,842                  68,917

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------


* The first column for Aggregate Compensation from the Funds is for the following funds:

                    Cash Management Investment
                    Tax Free Money Investment
                    New York Tax Free Money Investment
                    Treasury Money Investment
                    International Equity Investment Class A, B, and C
                    Mid Cap Invest. Class, Instit Class, Class A, B, and C Lifecycle Long Range Investment Class
                    Lifecycle Mid Range Investment Class
                    Lifecycle Short Range Investment Class
                    Small Cap Investment, Class A, B, and C
                    Preservation Plus Income
                    Quantitative Equity Invest. Class and Instit. Class, and C

** The second column is for Aggregate Compensation from the Portfolios is for the following funds:

                             Asset Management Portfolio
                             Asset Management II Portfolio
                             Asset Management III Portfolio
                             Liquid Assets Portfolio
                             EAFE Equity Index Portfolio
                             U.S. Bond Index Portfolio
                             Preservation Plus Portfolio
                             Preservation Plus Income Portfolio
                             Quantitative Equity Portfolio

*** The third column is for all 84 funds for the period 10/1/01 - 9/30/02.

As of October 31, 2002, the Trustees and officers of the Trust and the Fund owned in the aggregate less than 1% of the shares of any fund or the Trust (all series taken together).

As of October 31, 2002, the following shareholders of record owned 5% or more of the Fund: NFSC FBO # 479-590800, FMT CO CUST, IRA, FBO Michael P. Hammond, 231 Rainbow Dr. Apt 13126, Livingston, TX 77399 (49.41%); Charles Schwab & Co. , Omnibus Account Reinvest, Attn: Mutual Fund Acct. Mgmt Team, 101 Montgomery Street, 333-8, San Francisco, CA 94104 (35.92%); Donaldson Lufkin Jenrette, Securities Corp. Inc., P.O. Box 2052, Jersey City, NJ 07303 (5.34%).


Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits Fund personnel to invest in securities for their own accounts, but requires compliance with the Code's pre-clearance requirements (with certain exceptions). In addition, the Fund's Code of Ethics provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Fund's Code of Ethics also prohibits short term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.


The Fund's Advisor, Deutsche Asset Management, Inc. (`DeAM, Inc.'), has also adopted a Code of Ethics. The Code of Ethics allows personnel to invest in securities for their own accounts, but require compliance with the Code's pre-clearance requirements and other restrictions including `blackout periods' and minimum holding periods, subject to limited exceptions. The Code prohibits purchases of securities in initial public offerings (the prohibition is limited to US public offerings) and requires prior approval for purchases of securities in private placements.





The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Codes permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.


                               Investment Advisor

DeAM, Inc.is the Portfolio's investment advisor as of April 30, 2001. The change in investment advisor did not involve a change in either the portfolio managers, fund operations, management oversight of the funds or the fees payable under the investment advisory agreement. Prior to April 30, 2001, Bankers Trust Company served as the investment advisor to the Portfolio.

The advisor is a wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, installment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies.

The advisor may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The advisor has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, the advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of the advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the advisor, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by the advisor or any such affiliate.


For the period or year ended September 30, 1999, September 30, 2000 and September 30, 2001, and for the six month period ended March 31, 2002 the advisor earned $64,673, $721,834, $1,400,942 and _$1,072,069 respectively, for compensation of investment advisory services provided to the Portfolio. For the same periods, the advisor reimbursed $42,363, $687,148, $427,358 and $323,272 respectively, to the Portfolio to cover expenses.

In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                                  Administrator

Under an administration agreement dated July 1, 2001, Investment Company Capital Corporation (`ICCC' or `the administrator') became obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or the Portfolio. Prior to July 1, 2001, Bankers Trust Company served as administrator to the Portfolio. ICCC will generally assist in all aspects of the Fund's and Portfolio's operations; supply and maintain office facilities (which may be in ICCC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.


For the period or year ended September 30, 1999, September 30, 2000 and September 30, 2001, and for the six months ended March 31, 2002 the administrator earned $170, $662, $4,731 and $51,939 respectively, as compensation for administrative and other services provided to the Fund. During the same periods, the administrator reimbursed $169, $62,061, $21,675 and $97,738 respectively, to the Fund to cover expenses. For the period or year ended September 30, 1999, September 30, 2000 and September 30, 2001, and the six months ended March 31, 2002 the administrator earned $4,620, $55,317, $102,258 and $79,180 respectively, for administrative and other services provided to the Portfolio.


                          Custodian and Transfer Agent


Deutsche Bank Trust Company Americas, 100 Plaza One, Jersey City, New Jersey 07311, serves as Custodian for the Trust and the Portfolio pursuant to an administration and services agreement. As Custodian, it holds the Fund's and Portfolio's assets. Bankers Trust Company will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.


Investment Company Capital Corp. (`ICCC'), c/o Scudder Investments, 811 Main Street, Kansas City, MO, 64105, serves as transfer agent of the Trust and of the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Trust, ICCC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. ICCC may be reimbursed by the Fund or the Portfolio for its out-of-pocket expenses.

                                   Distributor


Scudder Distributors Inc. (`SDI') is the principal distributor for shares of the Fund. SDI is a registered broker-dealer and is unaffiliated with DeAM, Inc. The principal business address of SDI is 222 South Riverside Plaza, Chicago, IL 60606.


                                 Service Agent

A Service Agent must represent all shareholders. ICCC acts as a Service Agent pursuant to its Administration Agreement with the Trusts and receives no additional compensation from the Funds for such shareholder services. ICCC from its fees will pay the service fees of any other Service Agents, including broker-dealers. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trusts, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trusts executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreements with the ICCC, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a Service Agent. Each Service Agent has agreed to transmit to shareholders, which are its customers, appropriate disclosures of any fees that it may charge them directly.

                        Counsel and Independent Auditors

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trusts. Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, acts as independent auditors of the Fund and the Portfolio.

                            ORGANIZATION OF THE TRUST

BT Investment Funds was organized on July 21, 1986, under the name BT Tax-Free Investment Trust, and assumed its current name on May 16, 1988. The shares of each series participate equally in the earnings, dividends and assets of the particular series. The Trusts may create and issue additional series of shares. Each Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees.

Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

Whenever a Trust is requested to vote on matters pertaining to the Portfolio, the Trust will vote its shares without a meeting of shareholders of the respective Fund if the proposal is one, which if made with respect to the Fund, would not require the vote of shareholders of the Fund as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, a Trust will hold a meeting of shareholders of its respective Fund and, at the meeting of the investors in the Portfolio, the Trust will cast all of its votes in the same proportion as votes in all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of the Portfolio could have effective voting control of the operations of the Portfolio.


Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. This change did not affect the operations of the Fund, but results in modifications to the presentation of the Fund's Prospectus, periodic reports and other publications on behalf of the Fund.


                                    TAXATION

                              Taxation of The Fund

The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies (the `Income Requirement'), (b) diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of its assets is represented by cash and cash items (including receivables), US government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US government securities or the securities of other regulated investment companies), and (c) distribute for each taxable year at least 90% of its investment company taxable income (generally consisting of interest, dividends and the excess of net short-term capital gain over net long-term capital loss).

The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus any undistributed amount from the prior year.

The Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a regulated investment company. See the next section for a discussion of the tax consequences to the Fund of hedging transactions engaged in by the Portfolio.

                            Taxation of The Portfolio

The Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a `publicly traded partnership.' As a result, the Portfolio will not be subject to federal income tax. Instead, the Fund and other investors in the Portfolio will be required to take into account, in computing their federal income tax liability, their respective shares of the Portfolio's income, gains, losses, deductions and credits, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio also will not be subject to state income or franchise tax.

Because, as noted above, the Fund will be deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a regulated investment company, the Portfolio intends to conduct its operations so that the Fund will be able to satisfy all those requirements.

Distributions received by the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that
(a) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio prior to the distribution,
(b) income or gain will be realized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (c) gain or loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (i) the amount of any cash and the basis of any property distributed from the Portfolio to the Fund and (ii) the Fund's share of the Portfolio's losses, if any.

The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses it realizes in connection therewith. Gains from options and futures contracts derived by the Portfolio with respect to its business of investing in securities will qualify as permissible income for the Fund under the Income Requirement.

Certain futures and foreign currency contracts in which the Portfolio may invest may be subject to section 1256 of the Code (`section 1256 contracts'). Any section 1256 contracts held by the Portfolio at the end of each taxable year, other than contracts subject to a `mixed straddle' election made by the Portfolio, must be `marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the 4% excise tax mentioned previously.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Portfolio may invest. Section 1092 defines a `straddle' as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain `wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and `short sale' rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.

If the Portfolio has an `appreciated financial position'-- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any debt instrument (other than `straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a `constructive sale' of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund will be liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company (`RIC') under Subchapter M of the Code. The investment by the Fund in the Portfolio should not cause the Fund to be liable for any income or franchise tax in the State of New York.

The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts.

If the Fund fails to qualify as a RIC for any taxable year, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

                            Foreign Withholding Taxes

Income received and gains realized by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by those countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                              Foreign Shareholders

A foreign shareholder is a shareholder that, for U.S. federal income tax purposes, is not a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust. Dividends (other than capital gains dividends and exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not "effectively connected" with a U.S. trade or business carried on by such foreign shareholder generally will be subject to a U.S. federal withholding tax of 30% unless such rate is reduced by an applicable tax treaty. However, if a foreign shareholder's ownership of Fund shares is "effectively connected" with a U.S. trade or business carried on by such foreign shareholder, then none of the dividends distributed to that shareholder will be subject to such withholding and all of such dividends (other than exempt-interest dividends) will instead be subject to U.S. federal income tax on a net-income basis at the rates which are applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders that are treated as corporations for U.S. federal income tax purposes also may be subject to the 30% federal branch profits tax.

Capital gains realized by foreign shareholders on the sale of Fund shares and distributions (and deemed distributions) to foreign shareholders of the Fund's net capital gains (the excess of the Fund's net long-term capital gains over its net short-term capital losses) generally will not be subject to U.S. federal income or withholding tax if the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status unless the foreign shareholder is a nonresident alien individual who is physically present in the United States for more than 182 days during the taxable year.

                              FINANCIAL STATEMENTS


The financial statements for the Fund and the Portfolio for the semi annual period ended March 31, 2002 and the fiscal year ended September 30, 2001 are incorporated herein by reference to the Semi Annual and Annual Report to shareholders of the Fund dated March 31, 2002 and September 30, 2001 respectively, which either accompanies this SAI or has previously been provided to the investor to whom this SAI is being sent. A copy of the Semi Annual or Annual Report may be obtained without charge by contacting the Fund.


                                    APPENDIX

Description Of Moody's Corporate Bond Ratings:

Aaa- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description Of S&P's Corporate Bond Ratings:

AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Long-Term Debt Ratings:

--------------------------------------------------------------------------------
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

--------------------------------------------------------------------------------
AA+, AA, AA-         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

--------------------------------------------------------------------------------
A+, A, A-            Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

--------------------------------------------------------------------------------
BBB+, BBB, BBB-      Below-average protection factors but still considered
                     sufficient for prudent investment. Considerable variability in risk during economic cycles.

--------------------------------------------------------------------------------
BB+, BB, BB-         Below investment grade but deemed likely to meet obligation when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

--------------------------------------------------------------------------------
B+, B, B-            Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

--------------------------------------------------------------------------------
CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

--------------------------------------------------------------------------------
DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

--------------------------------------------------------------------------------
DP                   Preferred stock with dividend arrearages.

================================================================================

Description Of Moody's Short-Term Debt Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Description Of S&P Short-Term Issuer Credit Ratings:

A-1 An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

A-2 An obligor rated `A-2' has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 An obligor rated `A-3' has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Description Of Fitch's Commercial Paper Ratings:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free US Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Description Of Moody's Insurance Financial Strength Ratings:

Aaa. Insurance companies rated Aaa offer exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa. Insurance companies rated Aa offer excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A. Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba. Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B. Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa. Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca. Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C. Insurance companies rated C are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Description Of S&P Claims Paying Ability Rating Definitions:

Secure Range:  AAA to BBB

`AAA' Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

`AA' Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

`A' Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

`BBB' Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

Vulnerable Range:  BB to CCC

`BB' Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or `long-tail' policies, is vulnerable to adverse economic and underwriting conditions.

`B' Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

`CCC' Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

`R' Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The `R' rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from `AA' to `B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch's Claims Paying Ability Ratings:

================================================================================
AAA       Highest claims paying ability. Risk factors are negligible.

--------------------------------------------------------------------------------
AA+       Very high claims paying ability. Protection factors are strong. Risk
AA        is modest, but may vary slightly over time due to economic and/or
AA-       underwriting conditions.

          ----------------------------------------------------------------------
A+        High claims paying ability. Protection factors are average and there
A         is an expectation of variability in risk over time due to economic
A-        and/or underwriting conditions.

--------------------------------------------------------------------------------
BBB+      Adequate claims paying ability. Protection factors are adequate. There
BBB       is considerable variability in risk over time due to economic and/or
BBB-      underwriting conditions.

--------------------------------------------------------------------------------
BB+       Uncertain claims paying ability and less than investment grade
BB        quality. However, the company is deemed likely to meet these
BB- obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

-------------------------------------------------------------------------------
B+        Possessing risk that policyholder and contractholder obligations will
B         not be paid when due. Protection factors will vary widely with changes
B-        in economic and underwriting conditions or company fortunes.

--------------------------------------------------------------------------------
CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

--------------------------------------------------------------------------------
DD         Company is under an order of liquidation.

================================================================================

                                             STATEMENT OF ADDITIONAL INFORMATION


                                                              November 29, 2002


Investment Advisor
DEUTSCHE ASSET MANAGEMENT, INC.
280 Park Aveune
New York, NY 10017

Administrator and Transfer Agent
Investment Company Capital Corp. (`ICCC')
One South Street
Baltimore, Maryland 21202


Custodian
DEUTSCHE BANK TRUST COMPANY AMERICAS
100 Plaza One
Jersey City, NJ 07311

Distributor
SCUDDER DISTRIBUTORS, INC.
222 South Riverside Plaza
Chicago, IL 60606-5808


Independent Auditors
Ernst & Young LLP
Two Commerce Square, 2001 Market Street
Philadelphia, PA 19103

Counsel
WILLKIE FARR & GALLAGHER
787 Seventh Avenue
New York, NY  10019

No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, its SAI or the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the

Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #055922660 -Investment Class Shares
      #055922447 - Class A Shares
       1722(11/02)

PART C - OTHER INFORMATION

ITEM 23. Exhibits.

(a) Declaration of Trust dated July 21, 1986; 1
     (1) Supplement to Declaration of Trust dated October 20, 1986; 1
     (2) Second Supplement to Declaration of Trust dated May 16, 1988; 1
(b) By-Laws; 1
(c) Incorporated by reference to Exhibit (b) above;
(d) Investment Advisory Contract dated July 30, 2002 between the Registrant and Deutsche Asset Management, Inc. on behalf of all of the series in the Portfolio's Trust - filed herewith;
    Distribution Agreement dated August 19, 2002 - filed herewith;
(f) Bonus or Profit Sharing Contracts - Not applicable;
(g) Custodian Agreement dated July 1, 1996; 2 (1) Cash Services Addendum to Custodian Agreement dated December 18, 1997; 4 (2) Amendment No.9 to
    Exhibit A of the Custodian Agreement dated April 27, 2001; 20
(h) Administration Agreement dated July 1, 2001; 24
     (1) Expense Limitation Agreement dated September 4, 2002 - filed herewith;
     (2) Transfer Agency Agreement dated October 1, 2000 with Investment Company Capital Corp.; 19
(i) Legal Opinion - Not applicable;
(j) Consent of Independent Accountants - filed herewith;
(k) Omitted Financial Statements - Not applicable;
(l) Initial Capital Agreements - Not applicable;
(m) Rule 12b-1 Plans - "form of"; 22
(n) Not applicable.
(o) Rule 18f-3 Plan, as amended; 22
(p) Codes of Ethics for Funds;16 and Advisor; 24
(q) Powers of Attorney of Registrant; 26

----------------------------
1. Incorporated by reference to Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A ("Registration Statement") as filed with the Securities and Exchange Commission ("Commission") on July 31, 1995.

2. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement as filed with the Commission on July 1, 1997.

3. Incorporated by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.

4. Incorporated by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.

5. Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement as filed with the Commission on November 25, 1998.

6. Incorporated by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement as filed with the Commission on January 28, 1999.

7. Incorporated by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement as filed with the Commission on February 8, 1999.

8. Incorporated by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement as filed with the Commission on November 8, 1993.

9. Incorporated by reference to Post-Effective Amendment No. 60 to Registrant's Registration Statement as filed with the Commission on March 15, 1999.

10. Incorporated by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement as filed with the Commission on July 29, 1999.

11. Incorporated by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement as filed with the Commission on October 22, 1999

12. Incorporated by reference to Post-Effective Amendment No. 66 to Registrant's Registration Statement as filed with the Commission on December 23, 1999.

13. Incorporated by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement as filed with the Commission on January 28, 2000.

14. Incorporated by reference to Post-Effective Amendment No. 68 to Registrant's Registration Statement as filed with the Commission on April 28, 2000.

15. Incorporated by reference to Post-Effective Amendment No. 69 to Registrant's Registration Statement as filed with the Commission on May 1, 2000.

16. Incorporated by reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement as filed with the Commission on June 26, 2000.

17. Incorporated by reference to Post-Effective Amendment No. 73 to Registrant's Registration Statement as filed with the Commission on August 31, 2000.

18. Incorporated by reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement as filed with the Commission on September 29, 2000.

19. Incorporated by reference to Post-Effective Amendment No. 75 to Registrant's Registration Statement as filed with the Commission on October 20, 2000.

20. Incorporated by reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement as filed with the Commission on December 29, 2000.

21. Incorporated by reference to Post-Effective Amendment No. 78 to Registrant's Registration Statement as filed with the Commission on January 29, 2001.

22. Incorporated by reference to Post Effective Amendment No. 81 to Registrant's Registration Statement as filed with the Commission on March 30, 2001.

23. Incorporated by reference to Post Effective Amendment No. 82 to Registrant's Registration Statement as filed with the Commission on April 30, 2001.

24. Incorporated by reference to Post-Effective Amendment No. 84 to Registrant's Registration Statement as filed with the Commission on June 29, 2001.

25. Incorporated by reference to Post-Effective Amendment No. 86 to Registrant's Registration Statement as filed with the Commission on January 28, 2002.

26. Incorporated by reference to Post-Effective Amendment No. 94 to Registrant's Registration Statement as filed with the Commission on September 30, 2002.

ITEM 24. Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 25. Indemnification.

Incorporated by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement as filed with the Commission on April 29, 1996.

ITEM 26. Business and Other Connections of Investment Advisor.

All of the information required by this item is set forth in the Form ADV, as amended, of Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) (File No. 801-27291). The following sections of each such Form ADV are incorporated herein by reference:

(a)  Items 1 and 2 of Part II
(b)  Section 6, Business Background, of each Schedule D.

Item 27. Principal Underwriters.

(a) As of September 3, 2002, Scudder Distributors, Inc. ("SDI") acts as principal underwriter of the Registrant's shares.

(b) Information on the officers and directors of SDI, principal underwriter for the Registrant as of September 3, 2002, is set forth below. SDI's principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                 (1)                                     (2)                                      (3)
Name and Principal Business Address    Position and Offices with Distributor     Positions and Offices with Registrant
Thomas F. Eggers                       Chairman and Director
345 Park Avenue
New York, NY 10154

Jonathan R. Baum                       Chief Executive Officer, President and
345 Park Avenue                        Director
New York, NY 10154

William F. Glavin                      Vice President and Director
Two International Place
Boston, MA 02110-4103

James J. McGovern                      Chief Financial Officer and Treasurer
345 Park Avenue
New York, NY 10054

Caroline Pearson                       Secretary
Two International Place
Boston, MA 02110-4103

Linda J. Wondrack                      Vice President and Chief Compliance
Two International Place                Officer
Boston, MA 02110-4103

Susan K. Crawshaw                      Vice President
222 South Riverside Plaza
Chicago, IL 60606

                 (1)                                     (2)                                      (3)
Name and Principal Business Address    Position and Offices with Distributor     Positions and Offices with Registrant
Scott B. David                         Vice President
Two International Place
Boston, MA 02110-4103

Robert Froelich                        Vice President
222 South Riverside Plaza
Chicago, IL 60606

Michael L. Gallagher                   Vice President
222 South Riverside Plaza
Chicago, IL 60606

M. Patrick Donovan                     Vice President
Two International Place
Boston, MA 02110-4103

Michael E. Harrington                  Vice President
222 South Riverside Plaza
Chicago, IL 60606

Dean Jackson                           Vice President
222 South Riverside Plaza
Chicago, IL 60606

Terrance S. McBride                    Vice President
222 South Riverside Plaza
Chicago, IL 60606

C. Perry Moore                         Vice President
222 South Riverside Plaza
Chicago, IL 60606

Johnston A. Norris                     Vice President
222 South Riverside Plaza
Chicago, IL 60606

Todd N. Gierke                         Assistant Treasurer
222 South Riverside Plaza
Chicago, IL 60606

James E. Keating                       Assistant Treasurer
345 Park Avenue
New York, NY 10054

         (1)                                    (2)                                 (3)
Name and Principal Business             Position and Offices with           Position and Offices with
Address                                 Distributor                         Registrant
Philip J. Collora                       Assistant Secretary
222 South Riverside Plaza
Chicago, IL 60606

Diane E. Ratekin                        Assistant Secretary
222 South Riverside Plaza
Chicago, IL 60606

(c)  None

ITEM 28. Location of Accounts and Records.

BT Investment Funds:                    Deutsche Asset Management
(Registrant)                            One South Street
                                        Baltimore, MD 21202

Investment Company Capital Corp.        One South Street
(Administrator, Transfer Agent)         Baltimore, MD 21202

Scudder Investor Services, Inc.         Two International Place
(Sub-Transfer Agent)                    Boston, Massachusetts 02110

Deutsche Bank Trust Company
Americas:                               100 Plaza One
(Custodian)                             Jersey City, NJ 07311

Deutsche Asset Management, Inc.:        280 Park Avenue
(Investment Advisor)                    New York, NY 10017

Scudder Distributors, Inc.:             222 South Riverside Plaza
(Distributor)                           Chicago, IL 60606

ITEM 29. Management Services.

Not Applicable

ITEM 30. Undertakings.

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, BT INVESTMENT FUNDS, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 95 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and the State of Maryland on this 29th day of November, 2002.

                                        BT INVESTMENT FUNDS

                                    By: /s/Bruce A. Rosenblum
                                        ---------------------
                                        Bruce A. Rosenblum, Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacity and on the date indicated:

NAME                                        TITLE                             DATE
By: /s/Bruce A. Rosenblum           Assistant Secretary                  November 29, 2002
   ----------------------           (Attorney in Fact
     Bruce A. Rosenblum             For the Persons Listed Below)

/s/ WILLIAM GLAVIN*                 President, Chief Executive
William Glavin                      Officer

/s/ CHARLES A. RIZZO*               Treasurer (Principal
Charles A. Rizzo                    Financial and Accounting Officer)

/s/ RICHARD R. BURT*                Trustee
Richard R. Burt

/s/ S. LELAND DILL*                 Trustee
S. Leland Dill

/s/ MARTIN J. GRUBER*               Trustee
Martin J. Gruber

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ RICHARD T. HALE*                Trustee
Richard T. Hale

/s/ PHILIP SAUNDERS, JR.*  Trustee
Philip Saunders, Jr.

/s/ JOSEPH R. HARDIMAN*             Trustee
Joseph R. Hardiman

/s/ RICHARD J. HERRING*             Trustee
Richard J. Herring

/s/ GRAHAM E. JONES*                Trustee
Graham E. Jones

/s/ REBECCA W. RIMEL*               Trustee
Rebecca W. Rimel

/s/ WILLIAM N. SEARCY*              Trustee
William N. Searcy

/s/ ROBERT H. WADSWORTH*            Trustee
Robert H. Wadsworth

*  By Power of Attorney.

                PROPOSED RESOLUTIONS RELATING TO THE APPROVAL OF
                   NEW CLASSES OF PRESERVATIONPLUS INCOME FUND

RESOLVED, that the President, any Vice President, the Treasurer or any Assistant
          Treasurer and the Secretary or any Assistant Secretary of the BT Investment Funds be and they hereby are, and each acting singly hereby is, authorized to prepare, execute personally or as attorney-in-fact and file with the Commission on behalf of PreservationPlus Income Fund
          - Class A Shares, registration statements on Form N-1A under the 1940 Act relating to the Fund, and any and all exhibits and other documents relating thereto, and any and all amendments to said registration statement, and to pay all prescribed filing fees therefor, all in such form as the officer or officers executing the same with the advice of counsel may deem necessary or appropriate.

RESOLVED, that the proper officer of the Trust be, and he or she hereby is, authorized and directed in the name and on behalf of the Trust to take any and all action which the officer so acting may deem necessary or advisable in order to obtain a permit to register or qualify units of beneficial interest of the Trust for issuance and sale or to request an exemption from registration of units of beneficial interest of the Trust under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, as such officer may deem advisable, and in connection with such registration, permits, licenses, qualifications and exemptions to execute, acknowledge, verify, deliver, file and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney and other papers and instruments as may be required under such laws or may be deemed by such officer to be useful or advisable to be filed thereunder, and that the form of any and all resolutions required by any such state authority in connection with such registration, licensing, permitting, qualification or exemption is hereby adopted if (1) in the opinion of the officer of the Trust so acting the adoption of such resolutions is necessary or advisable, and (2) the Secretary of the Trust evidences such adoption by filing herewith copies of such resolutions which shall thereupon be deemed to be adopted by the Board of Directors and incorporated in the minutes as a part of this resolution and with the same force and effect as if attached hereto and that the proper officers of the Trust are hereby authorized to take any and all action that they may deem necessary or advisable in order to maintain such registration in effect for as long as they may deem to be in the best interests of the Trust.